PRUDENTIAL WORLD FUND, INC.
o Global Series
o International Stock Series
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PROSPECTUS DATED JANUARY 7, 1998
(REVISED AS OF JUNE 1, 1998)
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Prudential World Fund, Inc. (the Fund) is an open-end, diversified management investment company. The Fund consists of two series: Global Series and International Stock Series (individually, a Series and collectively, the Series).

THE GLOBAL SERIES' INVESTMENT OBJECTIVE IS TO SEEK LONG-TERM GROWTH OF CAPITAL, WITH INCOME AS A SECONDARY OBJECTIVE. The Global Series seeks to achieve its objective through investment in a diversified portfolio of securities which will consist of marketable securities of U.S. and non-U.S. issuers. Global Series may invest in all types of common stock and equivalents (such as convertible debt securities and warrants), preferred stock, bonds and other debt obligations, including money market instruments, of foreign and domestic companies and governments, governmental agencies and international organizations.

INTERNATIONAL STOCK SERIES' INVESTMENT OBJECTIVE IS TO ACHIEVE LONG-TERM GROWTH OF CAPITAL THROUGH INVESTMENT IN EQUITY SECURITIES OF FOREIGN ISSUERS. INCOME IS A SECONDARY OBJECTIVE. International Stock Series seeks to achieve its objective primarily through investment in a diversified portfolio of securities which will consist of equity securities of foreign issuers. International Stock Series will, under normal circumstances, invest at least 65% of the value of its total assets in common stock and preferred stock of issuers located in at least three foreign countries. International Stock Series may invest up to 35% of its total assets in (i) other equity-related securities of foreign issuers; (ii) common stock, preferred stock, and other equity-related securities of U.S. issuers;
(iii) investment grade debt securities of domestic and foreign corporations, governments, governmental entities, and supranational entities; and (iv) high-quality domestic money market instruments and short-term fixed income securities.

Each Series also may engage in derivative transactions, such as those involving stock options, options on debt securities, options on stock indices, and foreign currency futures contracts and options thereon so as to hedge its portfolio and to attempt to enhance return. There can be no assurance that either Series' investment objective will be achieved. See "How the Fund Invests--Investment Objectives and Policies." The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is
(800) 225-1852.

Either Series is not intended to constitute a complete investment program. Because of its objective and policies, including its international orientation, each Series may be considered of a speculative nature and subject to greater investment risks than are assumed by certain other investment companies which invest solely in domestic securities. See "How the Fund Invests--Risks and Special Considerations."

This Prospectus sets forth concisely the information about each Series that a prospective investor should know before investing. Additional information about each Series has been filed with the Securities and Exchange Commission (the Commission) in a Statement of Additional Information, dated January 7, 1998, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above. The Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund.
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Investors are advised to read this Prospectus and retain it for future reference.
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AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR
GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

================================================================================
                                SERIES HIGHLIGHTS
================================================================================

     The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

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WHAT ARE THE GLOBAL SERIES AND THE INTERNATIONAL STOCK SERIES?

     Each Series is a mutual fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, each Series is a series of Prudential World Fund, Inc., an open-end, diversified management investment company.

WHAT ARE EACH SERIES' INVESTMENT OBJECTIVE?

     GLOBAL SERIES: Global Series' investment objective is to seek long-term growth of capital with income as a secondary objective. Global Series seeks to achieve this objective through investment in a diversified portfolio of marketable securities of U.S. and non-U.S. issuers. There can be no assurance that Global Series' investment objective will be achieved. See "How the Fund Invests--Investment Objectives and Policies" at page 15.

     INTERNATIONAL STOCK SERIES: International Stock Series' investment objective is to achieve long-term growth of capital through investment in equity securities of foreign issuers. Income is a secondary objective. International Stock Series' seeks to achieve this objective primarily through investment in a diversified portfolio of equity securities of foreign issuers. There can be no assurance that International Stock Series' investment objective will be achieved. See "How the Fund Invests--Investment Objectives and Policies" at page 16.

WHAT ARE EACH SERIES' RISK FACTORS AND SPECIAL CHARACTERISTICS?

     GLOBAL SERIES: While the Global Series is not required to maintain any particular geographic or currency mix of its investments, under normal circumstances, Global Series intends to maintain investments in a minimum of four countries, one of which may be the United States. Global Series may, from time to time, invest up to 65% of its assets in companies and governments located in any one country. Global Series may invest in all types of equity-related securities and debt obligations, including money market instruments, of foreign and domestic companies, governments, government agencies and international organizations. See "How the Fund Invests--Investment Objectives and Policies" at page 15. Investing in securities of foreign companies and countries involves certain considerations and risks not typically associated with investments in U.S. Government securities and securities of domestic companies. See "How the Fund Invests--Risks and Special Considerations" at page 24. Global Series may also engage in hedging and return enhancement strategies, including derivatives, the purchase and sale of put and call options, foreign currency forward contracts, options and futures transactions and related short-term trading. See "How the Fund Invests--Hedging and Return Enhancement Strategies" at page 18. As with an investment in any mutual fund, an investment in this Series can decrease in value and you can lose money.

     INTERNATIONAL STOCK SERIES: While the International Stock Series' is not required to maintain any particular geographic or currency mix of its investments, under normal circumstances, International Stock Series' intends to invest at least 65% of its total assets in common stock and preferred stock of issuers located in at least three foreign countries. International Stock Series may invest up to 35% of its total assets in (i) other equity-related securities of foreign issuers; (ii) common stock, preferred stock, and other equity-related securities of U.S. issuers; (iii) investment grade debt securities of domestic and foreign corporations, governments, governmental entities, and supranational entities; and (iv) high-quality domestic money market instruments and short-term fixed income securities. See "How the Fund Invests--Investment Objectives and Policies" at page 16. Investing in securities of foreign companies and countries involves certain considerations and risks not typically associated with investments in U.S. Government securities and securities of domestic companies. See "How the Fund Invests--Risks and Special Considerations" at page 24. International Stock Series may also engage in hedging and return enhancement strategies, including derivatives, the purchase and sale of put and call options, foreign currency forward contracts, options and futures transactions and related short-term trading. See "How the Fund Invests--Hedging and Return Enhancement Strategies" at page 18. As with an investment in any mutual fund, an investment in this Series can decrease in value and you can lose money.

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                                       2

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WHO MANAGES THE SERIES?

     Prudential Investments Fund Management LLC (PIFM or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .75 of 1% of Global Series average daily net assets and 1% of International Stock Series average daily net assets. As of November 30, 1997, PIFM served as manager or administrator to 64 investment companies, including 42 mutual funds, with aggregate assets of approximately $60 billion. See "How the Fund is Managed--Manager" at page 25. The Prudential Investment Corporation, which does business under the name of Prudential Investments (PI, the Subadviser or the Investment Adviser), furnishes investment advisory services in connection with the management of Global Series under a Subadvisory Agreement with PIFM. Mercator Asset Management, L.P. (Mercator or, together with PI, the Subadvisers and individually, a Subadviser) furnishes investment advisory services in connection with the management of International Stock Series under a Subadvisory Agreement with PIFM. See "How the Fund is Managed--Subadvisers" at page 25.

WHO DISTRIBUTES THE FUND'S SHARES?

     Prudential Investment Management Services LLC (the Distributor) acts as the Distributor of the Fund's Class A, Class B, Class C and Class Z shares and is paid an annual distribution and service fee which is currently being charged at the rate of .25 of 1% of the average daily net assets of the Class A shares, and at the annual rate of up to 1% of the average daily net assets of each of the Class B and Class C shares. The Distributor incurs the expense of distributing each Series' Class Z shares under a Distribution Agreement with the Fund, none of which is reimbursed or paid for by the Series. See "How the Fund is Managed--Distributor" at page 27.

WHAT IS THE MINIMUM INVESTMENT?

     The minimum initial investment is $1,000 per class for Class A and Class B shares and $5,000 for Class C shares. There is no minimum initial investment requirement for investors who qualify to purchase Class Z shares. The minimum subsequent investment is $100 for all classes, except for Class Z shares for which there is no such minimum. There is no minimum investment requirement for certain retirement and employee savings plans or custodial accounts for the benefit of minors and for purchases made in connection with the "Best Minds" program sponsored by the Distributor. For purchases made through the Automatic Savings Accumulation Plan the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 33 and "Shareholder Guide--Shareholder Services" at page 42.

HOW DO I PURCHASE SHARES?

     You may purchase shares of a Series through the Distributor or brokers or dealers that have entered into agreements to act as participating or introducing brokers for the Distributor (Dealers) or directly from each Series through its transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent). In each case, sales are made at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent, a Dealer, or the Distributor, plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at NAV without any sales charge. Dealers may charge their customers a separate fee for handling purchase transactions. See "How the Fund Values Its Shares" at page 29 and "Shareholder Guide--How to Buy Shares of the Fund" at page 33.

WHAT ARE MY PURCHASE ALTERNATIVES?

     Each Series offers four classes of shares:

     o  Class A Shares:  Sold with an initial sales charge of up to 5% of the offering price.

     o  Class B Shares:  Sold without an initial sales charge but are subject to a contingent deferred sales charge or CDSC (declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase. Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.

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                                       3

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     o Class C Shares:   Sold without an initial sales charge and, for one year
                         after purchase, are subject to a 1% CDSC on redemptions. Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but do not convert to another class.

     o Class Z Shares:   Sold without either an initial sales charge or CDSC to
                         a limited group of investors. Class Z shares are not subject to any ongoing service or distribution-related expenses.

     See "Shareholder Guide--Alternative Purchase Plan" at page 34.

HOW DO I SELL MY SHARES?

     You may redeem shares at any time at the NAV next determined after your Dealer, the Distributor or the Transfer Agent receives your sell order. The proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. Dealers may charge their customers a separate fee for handling sale transactions. See "Shareholder Guide--How to Sell Your Shares" at page 37.

HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

     Each Series expects to pay dividends of net investment income and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the respective Series at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 30.

--------------------------------------------------------------------------------


====================================================================================================================================
                                                    FUND EXPENSES--GLOBAL SERIES
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
  SHAREHOLDER TRANSACTIONS EXPENSES+                     CLASS A SHARES       CLASS B SHARES         CLASS C SHARES   CLASS Z SHARES
                                                         --------------       --------------         --------------   --------------
    Maximum Sales Load Imposed on Purchases
     (as a percentage of offering price) .................    5%                  None                   None              None
    Maximum Sales Load or Deferred Sales Load
     Imposed on Reinvested Dividends .....................   None                 None                   None              None
    Deferred Sales Load (as a percentage of original
     purchase price or redemption proceeds,
     whichever is lower) .................................   None       5% during the first year,  1% on redemptions       None
                                                                        decreasing by 1% annually   made within one
                                                                         to 1% in the fifth and     year of purchase
                                                                         sixth years and 0% the
                                                                              seventh year*
      Redemption Fees ....................................   None                 None                   None              None
      Exchange Fees ......................................   None                 None                   None              None

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)                 CLASS A SHARES       CLASS B SHARES         CLASS C SHARES    CLASS Z SHARES
                                                        --------------       --------------         --------------    --------------
    Management Fees ......................................     .75%                 .75%                     .75%            .75%
    12b-1 Fees (after reduction) .........................     .25%++               .93%                    1.00%           None
    Other Expenses .......................................     .39%                 .39%                     .39%            .39%
                                                              ----                 ----                     ----            ----
    Total Fund Operating Expenses (after reduction) ......    1.39%                2.07%                    2.14%           1.14%
                                                              ====                 ====                     ====            ====

                                                                                         1            3           5          10
EXAMPLE                                                                                 YEAR        YEARS       YEARS       YEARS
                                                                                        ----        -----       -----       -----
  You would pay the following expenses on a $1,000 investment, assuming
   (1) 5% annual return and (2) redemption at the end of each time period:
          Class A ..................................................................     $63         $92        $122        $209
          Class B ..................................................................     $71         $95        $121        $214
          Class C ..................................................................     $32         $67        $115        $247
          Class Z ..................................................................     $12         $36        $ 63        $139
  You would pay the following expenses on the same investment, assuming no redemption:
          Class A ..................................................................     $63         $92        $122        $209
          Class B ..................................................................     $21         $65        $111        $214
          Class C ..................................................................     $22         $67        $115        $247
          Class Z ..................................................................     $12         $36        $ 63        $139

The above example is based on data for the Global Series' fiscal year ended October 31, 1997. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Global
Series will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the
Fund is Managed". "Other Expenses" includes operating expenses of the Global Series such as Directors' and professional fees, registration fees, reports to shareholders, transfer agency and custodian fees and franchise taxes.
----------------

 *   Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder
     Guide--Conversion Feature--Class B Shares."

     Dealers may independently charge additional fees for shareholder transactions or advisory services.

 +   Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Global Series may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on the Global Series rather than on a per shareholder basis. Therefore long-term shareholders of the Global Series may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."

++   Although the Class A Distribution and Service Plan provides that the Global Series may pay up to an annual rate of .30 of 1% of the average daily net assets of the Class A Shares, the Distributor has agreed to limit its distribution fees with respect to
     Class A shares of the Fund to .25 of 1% of the average daily net assets value of the Class A shares for the fiscal year ending
     October 31, 1998. Total operating expenses without such limitation would be 1.44%. See "How the Fund is Managed--Distributor."

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


====================================================================================================================================
                                              FUND EXPENSES--INTERNATIONAL STOCK SERIES
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
  SHAREHOLDER TRANSACTIONS EXPENSES+                    CLASS A SHARES      CLASS B SHARES          CLASS C SHARES   CLASS Z SHARES
                                                        --------------      --------------          --------------   --------------
    Maximum Sales Load Imposed on Purchases
     (as a percentage of offering price) ..............       5%                 None                    None             None
    Maximum Sales Load or Deferred Sales Load
     Imposed on Reinvested Dividends ..................      None                None                    None             None
    Deferred Sales Load (as a percentage of original
     purchase price or redemption proceeds,
     whichever is lower) ..............................      None      5% during the first year,   1% on redemptions      None
                                                                       decreasing by 1% annually    made within one
                                                                         to 1% in the fifth and     year of purchase
                                                                         sixth years and 0% the
                                                                             seventh year*
    Redemption Fees ...................................      None                None                    None             None
    Exchange Fees .....................................      None                None                    None             None

  ANNUAL SERIES OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET ASSETS)               CLASS A SHARES      CLASS B SHARES          CLASS C SHARES   CLASS Z SHARES
                                                        --------------      --------------          --------------   --------------
        Management Fees ...............................         1.00%           1.00%                      1.00%           1.00%
        12b-1 Fees (after reduction) ..................          .25%++         1.00%                      1.00%           None
        Other Expenses ................................          .50%            .50%                       .50%            .50%
                                                                ----            ----                       ----            ----
        Total Series Operating Expenses
          (after reduction) ...........................         1.75%           2.50%                      2.50%           1.50%
                                                                ====            ====                       ====            ====
                                                                                           1           3           5          10
EXAMPLE                                                                                  YEAR        YEARS       YEARS       YEARS
                                                                                         ----        -----       -----       -----
  You would pay the following expenses on a $1,000 investment, assuming
   (1) 5% annual return and (2) redemption at the end of each time period:
          Class A ..................................................................      $67        $102        $140        $246
          Class B ..................................................................      $75        $108        $143        $257
          Class C ..................................................................      $35        $ 78        $133        $284
          Class Z ..................................................................      $15        $ 47        $ 82        $179
  You would pay the following expenses on the same investment, assuming no redemption:
          Class A ..................................................................      $67        $102        $140        $246
          Class B ..................................................................      $25        $ 78        $133        $257
          Class C ..................................................................      $25        $ 78        $133        $284
          Class Z ..................................................................      $15        $ 47        $ 82        $179

The above example is based on data for the International Stock Series' fiscal year ended October 31, 1997. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in International
Stock Series will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed". "Other Expenses" includes operating expenses of the International Stock Series, such as Directors' and professional fees, registration fees, reports to shareholders, transfer agency and custodian fees and franchise taxes.

----------------
 *   Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder
     Guide--Conversion Feature--Class B Shares."

 +   Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the International Stock Series may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on the International Stock Series rather than on a per shareholder basis. Therefore long-term shareholders of the International Stock Series may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."

++   Although the Class A Distribution and Service Plan provides the Series may pay a distribution fee of up to .30 of 1% per annum of the average daily net assets of the Class A Shares, the Distributor has agreed to limit its distribution fees with respect to Class A shares of the Series to no more than .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending October 31, 1998. Total operating expenses of the Class A shares without such limitation would be 1.80%.

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


====================================================================================================================================
                                                 FINANCIAL HIGHLIGHTS--GLOBAL SERIES
                                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                                                          (CLASS A SHARES)
====================================================================================================================================

     The following financial highlights for the fiscal year ended October 31, 1997 have been audited by Price Waterhouse LLP, independent accountants, and by Deloitte & Touche LLP, independent auditors, for the six years ended October 31, 1996, and for the period from January 22, 1990 through October 31, 1990. Each of the respective reports by Price Waterhouse LLP and Deloitte & Touche
LLP on such financial statements was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Global Series Class A share of common stock outstanding, respectively, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report which may be obtained without charge. See "Shareholder Guide--Shareholder
Services--Reports to Shareholders."

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                                                                               CLASS A
                                          ------------------------------------------------------------------------------------------
                                                                                                                       JANUARY 22,
                                                                                                                         1990(d)
                                                                        YEAR ENDED OCTOBER 31,                          THROUGH
                                         ----------------------------------------------------------------------------  OCTOBER 31,
                                          1997        1996        1995(b)   1994(b)    1993(b)    1992(b)     1991(b)    1990(b)
                                         ------      ------       -------   -------    -------    -------     -------    ------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of
 period ............................... $  16.62    $  15.52     $  14.89   $ 13.17    $  9.58    $ 10.08     $  9.19     $10.38
                                        --------    --------     --------   -------    -------    -------     -------     ------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income (loss) ..........     (.01)         --          .01      (.04)      0.02       0.03        0.07      0.12
Net realized and unrealized gain (loss)
 on investment and foreign currency
 transactions .........................     1.96        1.83          .81      1.76       3.57       (.53)       1.02     (1.31)
                                        --------    --------     --------   -------    -------    -------     -------     ------
Total from investment operations ......     1.95        1.83          .82      1.72       3.59       (.50)       1.09     (1.19)
                                        --------    --------     --------   -------    -------    -------     -------     ------
LESS DISTRIBUTIONS:
Dividends from net investment
 income ...............................       --          --           --        --         --         --       (0.16)        --
Distributions in excess of net
 investment income ....................     (.05)         --           --        --         --         --          --         --
Distributions paid to Shareholders
 from net realized gains on
 investment and foreign currency
 transactions .........................    (1.25)       (.73)        (.19)       --         --         --       (0.04)        --
                                        --------    --------     --------   -------    -------    -------     -------     ------
Total distributions ...................    (1.30)       (.73)        (.19)       --         --         --       (0.20)        --
                                        --------    --------     --------   -------    -------    -------     -------     ------
Net asset value, end of period ........ $  17.27     $ 16.62     $  15.52   $ 14.89    $ 13.17    $  9.58     $ 10.08     $ 9.19
                                        ========     =======     ========   =======    =======    =======     =======     ======
TOTAL RETURN(c) .......................    12.42%      12.33%        5.74%    13.06%     37.47%     (4.96)%     12.11%    (11.46)%
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of period (000) ....... $258,080    $234,700     $222,002   $73,815    $42,021    $13,973     $14,154     $8,727
Average net assets (000) .............. $265,380    $222,948     $174,316   $58,455    $21,409    $14,758     $10,593     $7,151
Ratios to average net assets:
 Expenses, including
  distribution fees ...................     1.39%       1.45%        1.51%     1.55%      1.56%      1.71%       1.72%      1.57%(a)
 Expenses, excluding
  distribution fees ...................     1.14%       1.20%        1.26%     1.30%      1.36%      1.51%       1.52%      1.37%(a)
 Net investment income
  (loss) ..............................     0.01%      (0.04)%        .10%    (0.29)%     0.20%      0.22%       0.65%      1.61%(a)
Portfolio turnover rate ...............       64%         52%          50%       49%        69%        58%        126%        35%
Average commission rate
 per share ............................ $ 0.0264    $ 0.0366          N/A       N/A        N/A        N/A         N/A        N/A

----------------

(a)  Annualized.

(b)  Based on average shares outstanding, by class.

(c)  Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

(d)  Commencement of offering of Class A shares.

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
                                                                 7
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

====================================================================================================================================
                                                 FINANCIAL HIGHLIGHTS--GLOBAL SERIES
                                 (for a share outstanding throughout each of the indicated periods)
                                                          (CLASS B SHARES)
====================================================================================================================================

     The following financial highlights for the fiscal year ended October 31, 1997 have been audited by Price Waterhouse LLP, independent accountants, and by Deloitte & Touche LLP, independent auditors, for the nine years ended October 31, 1996. Each of the respective reports by the Price Waterhouse LLP and Deloitte & Touche LLP on such financial statements was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of
Additional Information. The following financial highlights contain selected data for a Global Series Class B share of common stock outstanding, respectively, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                     CLASS B
                                                    -----------------------------------------------------------------------------
                                                                                             YEAR ENDED OCTOBER 31,
                                                    -----------------------------------------------------------------------------
                                                      1997       1996      1995(a)    1994(a)    1993(a)    1992(a)    1991(a)
                                                    --------   --------   --------   --------   --------   --------   --------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of year ...............  $  15.96   $  15.03   $  14.53   $  12.94   $   9.47   $  10.05   $   9.14
                                                    --------   --------   --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .....................      (.12)      (.08)      (.11)      (.13)     (0.04)     (0.05)        --
Net realized and unrealized gain (loss)
 on investment and foreign currency
 transactions ....................................      1.88       1.74        .80       1.72       3.51      (0.53)      1.02
                                                    --------   --------   --------   --------   --------   --------   --------
Total from investment operations .................      1.76       1.66        .69       1.59       3.47      (0.58)      1.02
                                                    --------   --------   --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment
 income ..........................................        --         --         --         --         --         --      (0.07)
Distributions in excess of net
 investment income ...............................      (.05)        --         --         --         --         --         --
Distributions paid to shareholders from
 net realized gains on investment
 and foreign currency transactions ...............     (1.25)      (.73)      (.19)        --         --         --      (0.04)
                                                    --------   --------   --------   --------   --------   --------   --------
Total distributions ..............................     (1.30)      (.73)      (.19)        --         --         --      (0.11)
                                                    --------   --------   --------   --------   --------   --------   --------
Net asset value, end of year .....................  $  16.42   $  15.96   $  15.03   $  14.53   $  12.94   $   9.47   $  10.05
                                                    ========   ========   ========   ========   ========   ========   ========
TOTAL RETURN(c) ..................................     11.70%     11.57%      4.98%     12.29%     36.64%     (5.77)%    11.29%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000) ....................  $335,007   $326,978   $268,498   $410,520   $251,133   $178,438   $249,582
Average net assets (000) .........................  $350,518   $294,230   $287,656   $345,771   $183,741   $210,464   $253,866
Ratios to average net assets:
 Expenses, including distribution fees ...........      2.07%      2.12%      2.19%      2.24%      2.24%      2.40%      2.44%
 Expenses, excluding distribution fees ...........      1.14%      1.20%      1.27%      1.31%      1.36%      1.51%      1.53%
 Net investment income (loss) ....................     (0.68)%     (.67)%     (.84)%    (0.97)%    (0.39)%    (0.47)%    (0.01)%
Portfolio turnover rate ..........................        64%        52%        50%        49%        69%        58%       126%
Average commission rate per share ................  $ 0.0264   $ 0.0366        N/A        N/A        N/A        N/A        N/A




                                                    --------------------------------

                                                    --------------------------------
                                                      1990(a)    1989(a)  1988(b)(a)
                                                     --------   --------   --------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of year ...............   $  10.46   $  10.09   $   9.86
                                                     --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .....................       0.05       0.15       0.17+
Net realized and unrealized gain (loss)
 on investment and foreign currency
 transactions ....................................      (1.10)      0.53       1.11
                                                     --------   --------   --------
Total from investment operations .................      (1.05)      0.68       1.28
                                                     --------   --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment
 income ..........................................      (0.18)     (0.19)     (0.07)
Distributions in excess of net
 investment income ...............................         --         --         --
Distributions paid to shareholders from
 net realized gains on investment
 and foreign currency transactions ...............      (0.09)     (0.12)     (0.98)
                                                     --------   --------   --------
Total distributions ..............................      (0.27)     (0.31)     (1.05)
                                                     --------   --------   --------
Net asset value, end of year .....................   $   9.14   $  10.46   $  10.09
                                                     ========   ========   ========
TOTAL RETURN(c) ..................................     (10.43)%     6.92%     13.58%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000) ....................   $261,555   $385,578   $523,743
Average net assets (000) .........................   $328,467   $448,737   $571,420
Ratios to average net assets:
 Expenses, including distribution fees ...........       2.23%      1.82%      1.86%(d)
 Expenses, excluding distribution fees ...........       1.37%      1.34%      1.17%(d)
 Net investment income (loss) ....................       0.51%      1.45%      1.71%(d)
Portfolio turnover rate ..........................         35%        60%        82%
Average commission rate per share ................        N/A        N/A        N/A

----------------

(a)  Based on average shares outstanding, by class.

(b) On March 1, 1988, Prudential Mutual Fund Management, Inc. succeeded The Prudential Insurance Company of America as investment adviser and since then has acted as manager of the Fund. See "Manager" in the Statement of Additional Information.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

(d)  Net of expense subsidy or reimbursement.

------------------------------------------------------------------------------------------------------------------------------------

================================================================================
                       FINANCIAL HIGHLIGHTS--GLOBAL SERIES
       (for a share outstanding throughout each of the indicated periods)
                                (CLASS C SHARES)
================================================================================

     The following financial highlights for the fiscal year ended October 31, 1997 have been audited by Price Waterhouse LLP, independent accountants, and by Deloitte & Touche LLP, independent auditors, for the two years ended October 31, 1996 and for the period from August 1, 1994 through October 31, 1994. Each of the respective reports by the Price Waterhouse LLP and Deloitte & Touche LLP on such financial statements was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Global Series Class C share of common stock outstanding, respectively, total return, ratios to average net assets and other supplemental data for the period indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

------------------------------------------------------------------------------------------------------------------------------------

                                                                                 CLASS C
                                                           -----------------------------------------------------------
                                                                                                   AUGUST 1, 1994(d)
                                                                 YEAR ENDED OCTOBER 31,                THROUGH
                                                             1997          1996          1995(b)   OCTOBER 31, 1994(b)
                                                           -------        ------         ------    -------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...................   $ 15.96        $15.03         $14.53         $12.94

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ...........................     (0.11)         (.05)          (.11)          (.03)
Net realized and unrealized gain on investment
  and foreign currency transactions ....................      1.86          1.71            .80           1.62
                                                           -------        ------         ------         ------
Total from investment operations .......................      1.75          1.66            .69           1.59
                                                           -------        ------         ------         ------

LESS DISTRIBUTIONS:
Distributions in excess of net investment income .......      (.05)           --             --             --
Distributions paid to shareholders from net
  realized gains on investment and foreign
  currency transactions ................................     (1.25)         (.73)          (.19)            --
                                                           -------        ------         ------         ------
Total distributions ....................................     (1.30)         (.73)          (.19)            --
                                                           -------        ------         ------         ------
Net asset value, end of period .........................   $ 16.41        $15.96         $15.03         $14.53
                                                           =======        ======         ======         ======
TOTAL RETURN(c) ........................................     11.63%        11.57%          4.98%          3.56%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) ........................   $10,244        $7,693         $3,733         $1,205
Average net assets (000) ...............................   $ 9,093        $5,516         $2,284         $  630
Ratios to average net assets:
  Expenses, including distribution fees ................      2.14%         2.20%          2.25%          2.63%(a)
  Expenses, excluding distribution fees ................      1.14%         1.20%          1.25%          1.63%(a)
  Net investment income (loss) .........................     (0.75)%        (.72)%         (.76)%        (1.21)%(a)
Portfolio turnover rate ................................        64%           52%            50%            49%
Average commission rate per share ......................   $0.0264       $0.0366            N/A            N/A

----------

(a)  Annualized.

(b)  Based on average shares outstanding, by class.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions. Total return for the period less than a full year is not annualized.

(d)  Commencement of offering of Class C shares.

------------------------------------------------------------------------------------------------------------------------------------


================================================================================
                       FINANCIAL HIGHLIGHTS--GLOBAL SERIES
       (for a share outstanding throughout each of the indicated periods)
                                (CLASS Z SHARES)
================================================================================

     The following financial highlights for the fiscal year ended October 31, 1997 have been audited by Price Waterhouse LLP, independent accountants, and by Deloitte & Touche LLP, independent auditors, for the period from March 1, 1996 through October 31, 1996. Each of the respective reports by Price Waterhouse LLP and Deloitte & Touche LLP on such financial statements was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Global Series Class Z share of common stock outstanding, respectively, total return, ratios to average net assets and other supplemental data for the period indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

------------------------------------------------------------------------------------------------------------------------------------

                                                                                       CLASS Z
                                                                         -------------------------------------
                                                                         YEAR ENDED          MARCH 1, 1996(c)
                                                                         OCTOBER 31,           THROUGH
                                                                             1997            OCTOBER 31, 1996
                                                                         -----------         ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...................................   $ 16.65             $ 15.42

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ...........................................      0.04                 .06
Net realized and unrealized gain
  on investment and foreign currency transactions ......................      1.96                1.18
                                                                           -------             -------
Total from investment operations .......................................      2.00                1.24
                                                                           -------             -------

LESS DISTRIBUTIONS:
Distributions in excess of net investment income .......................      (.05)                 --
Distributions paid to shareholders from net realized gains on investment
  and foreign currency transactions ....................................     (1.25)               (.01)
                                                                           -------             -------
Total distributions ....................................................     (1.30)               (.01)
                                                                           -------             -------
Net asset value, end of period .........................................   $ 17.35             $ 16.65
                                                                           =======             =======

TOTAL RETURN(b) ........................................................     12.72%              12.30%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) ........................................   $44,412             $40,416
Average net assets (000) ...............................................   $46,545             $26,452
Ratios to average net assets:
  Expenses, including distribution fees ................................      1.14%               1.20%(a)
  Expenses, excluding distribution fees ................................      1.14%               1.20%(a)
  Net investment income (loss) .........................................      0.27%                .55%(a)
Portfolio turnover rate ................................................        64%                 52%
Average commission rate per share ......................................   $0.0264             $0.0366

----------

(a)  Annualized.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions. Total return for the period less than a full year is not annualized.

(c)  Commencement of offering of Class Z shares.

------------------------------------------------------------------------------------------------------------------------------------

================================================================================
                FINANCIAL HIGHLIGHTS--INTERNATIONAL STOCK SERIES
       (for a share outstanding throughout each of the indicated periods)
                                (CLASS A SHARES)
================================================================================

     The following financial highlights for the fiscal year ended October 31, 1997 have been audited by Price Waterhouse LLP, independent accountants, and by Deloitte & Touche LLP, independent auditors, for the one month period ended October 31, 1996 and for the period from September 23, 1996 through September 30, 1996. Each of the respective reports by Price Waterhouse LLP and Deloitte & Touche LLP on such financial statements was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for an International Stock Series Class A share of common stock outstanding, respectively, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

------------------------------------------------------------------------------------------------------------------------------------

                                                                                CLASS A
                                                               -----------------------------------------
                                                                              OCTOBER 1,   SEPTEMBER 23,
                                                                  YEAR           1996         1996(a)
                                                                  ENDED         THROUGH       THROUGH
                                                               OCTOBER 31,    OCTOBER 31,  SEPTEMBER 30,
                                                                 1997(f)         1996         1996(d)
                                                               -----------    -----------  -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .........................   $ 16.59        $16.48        $16.54
                                                                 -------        ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .................................       .24          (.01)           --
Net realized and unrealized gain (loss)
 on investment and foreign currency
 transactions ................................................      1.85           .12          (.06)
                                                                 -------        ------        ------
Total from investment operations .............................      2.09           .11          (.06)
                                                                 -------        ------        ------
LESS DISTRIBUTIONS:
 Dividends from net investment income ........................      (.24)           --            --
 Distributions paid to shareholders from net realized gains
  on investment and foreign currency transactions ............      (.20)           --            --
                                                                 -------        ------        ------
Total distributions ..........................................      (.44)           --            --
                                                                 -------        ------        ------
Net asset value, end of period ...............................   $ 18.24        $16.59        $16.48
                                                                 =======        ======        ======
TOTAL RETURN(c) ..............................................     12.85%          .67%         (.36)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) ..............................   $36,184        $5,169(e)     $  199(e)
Average net assets (000) .....................................   $18,779        $2,793(e)     $  199(e)
Ratios to average net assets:
 Expenses, including distribution fees .......................      1.75%         2.05%(b)      2.46%(b)
 Expenses, excluding distribution fees .......................      1.50%         1.80%(b)      2.21%(b)
 Net investment income (loss) ................................      1.40%        (1.03)%(b)      .75%(b)
Portfolio turnover rate ......................................         9%            4%           15%
Average commission rate per share ............................   $ .0281        $.0256        $.0222

----------

(a)  Commencement of offering of Class A shares.

(b)  Annualized.

(c) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.

(d) International Stock Fund, a Mercator managed series of The Prudential Institutional Fund, had a fiscal year of September 30. International Stock Series has a fiscal year of October 31.

(e)  Figures are actual and are not rounded to the nearest thousand.

(f)  Calculated based upon weighted average shares outstanding during the year.

------------------------------------------------------------------------------------------------------------------------------------


================================================================================
                FINANCIAL HIGHLIGHTS--INTERNATIONAL STOCK SERIES
       (for a share outstanding throughout each of the indicated periods)
                                (CLASS B SHARES)
================================================================================

     The following financial highlights for the fiscal year ended October 31, 1997 have been audited by Price Waterhouse LLP, independent accountants, and by Deloitte & Touche LLP, independent auditors, for the one month period ended October 31, 1996 and for the period from September 23, 1996 through September 30, 1996. Each of the respective reports by Price Waterhouse LLP and Deloitte & Touche LLP on such financial statements was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for an International Stock Series Class B share of common stock outstanding, respectively, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

------------------------------------------------------------------------------------------------------------------------------------

                                                                                CLASS B
                                                               -----------------------------------------
                                                                              OCTOBER 1,   SEPTEMBER 23,
                                                                  YEAR           1996         1996(a)
                                                                  ENDED         THROUGH       THROUGH
                                                               OCTOBER 31,    OCTOBER 31,  SEPTEMBER 30,
                                                                 1997(f)         1996         1996(d)
                                                               -----------    -----------  -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .........................  $ 16.57         $16.47        $16.54
                                                                -------         ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .................................      .12           (.02)          --
Net realized and unrealized gain (loss)
 on investment and foreign currency
 transactions ................................................     1.84            .12          (.07)
                                                                -------         ------        ------
Total from investment operations .............................     1.96            .10          (.07)
                                                                -------         ------        ------
LESS DISTRIBUTIONS:
 Dividends from net investment income ........................     (.20)            --            --
 Distributions paid to shareholders from net realized
  gains on investment and foreign currency transactions ......     (.20)            --            --
                                                                -------         ------        ------
Total distributions ..........................................     (.40)            --            --
                                                                -------         ------        ------
Net asset value, end of period ...............................  $ 18.13         $16.57        $16.47
                                                                =======         ======        ======
TOTAL RETURN(c) ..............................................    12.04%           .61%         (.42)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) ..............................  $87,155         $1,922(e)     $  199(e)
Average net assets (000) .....................................  $47,584         $  313(e)     $  199(e)
Ratios to average net assets:
 Expenses, including distribution fees .......................     2.50%          2.80%(b)      3.21%(b)
 Expenses, excluding distribution fees .......................     1.50%          1.80%(b)      2.21%(b)
 Net investment income (loss) ................................      .65%         (1.78)%(b)     0%(b)
Portfolio turnover rate ......................................        9%             4%           15%
Average commission rate per share ............................  $ .0281         $.0256        $.0222

----------

(a)  Commencement of offering of Class B shares.

(b)  Annualized.

(c) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.

(d) International Stock Fund, a Mercator managed series of The Prudential Institutional Fund, had a fiscal year of September 30. International Stock Series has a fiscal year of October 31.

(e)  Figures are actual and are not rounded to the nearest thousand.

(f)  Calculated based upon weighted average shares outstanding during the year.

------------------------------------------------------------------------------------------------------------------------------------

================================================================================
                FINANCIAL HIGHLIGHTS--INTERNATIONAL STOCK SERIES
       (for a share outstanding throughout each of the indicated periods)
                                (CLASS C SHARES)
================================================================================

     The following financial highlights for the fiscal year ended October 31, 1997 have been audited by Price Waterhouse LLP, independent accountants, and by Deloitte & Touche LLP, independent auditors, for the one month period ended October 31, 1996 and for the period from September 23, 1996 through September 30, 1996. Each of the respective reports by Price Waterhouse LLP and Deloitte & Touche LLP on such financial statements was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for an International Stock Series Class C share of common stock outstanding, respectively, total return, ratios to average net assets and other supplemental data for the period indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                CLASS C
                                                                              --------------------------------------------
                                                                                              OCTOBER 1,     SEPTEMBER 23,
                                                                                 YEAR           1996            1996(a)
                                                                                 ENDED        THROUGH          THROUGH
                                                                              OCTOBER 31,     OCTOBER 31,    SEPTEMBER 30,
                                                                                1997(f)          1996           1996(e)
                                                                              -----------     -----------    -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .......................................   $ 16.57          $16.47          $16.54
                                                                               -------          ------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ...............................................       .12            (.02)             --
Net realized and unrealized gain (loss) on investment
  and foreign currency transactions ........................................      1.84             .12            (.07)
                                                                               -------          ------          ------
Total from investment operations ...........................................      1.96             .10            (.07)
                                                                               -------          ------          ------
LESS DISTRIBUTIONS:
Dividends from net investment income .......................................      (.20)             --              --
Distributions paid to shareholders from
  net realized gains on investment and
  foreign currency transactions ............................................      (.20)             --              --
                                                                               -------          ------          ------
Total distributions ........................................................      (.40)             --              --
                                                                               -------          ------          ------
Net asset value, end of period .............................................   $ 18.13          $16.57          $16.47
                                                                               =======          ======          ======
TOTAL RETURN(c) ............................................................     12.04%            .61%           (.42)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) ............................................   $12,354          $  200(d)       $  199(d)
Average net assets (000) ...................................................   $ 7,473          $  202(d)       $  199(d)
Ratios to average net assets:
  Expenses, including distribution fees ....................................      2.50%           2.80%(b)        3.21%(b)
  Expenses, excluding distribution fees ....................................      1.50%           1.80%(b)        2.21%(b)
  Net investment income (loss) .............................................       .65%          (1.78)%(b)          0%(b)
Portfolio turnover rate ....................................................         9%              4%             15%
Average commission rate per share ..........................................   $ .0281          $.0256          $.0222

----------

(a)  Commencement of offering of Class C shares.

(b)  Annualized.

(c) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.

(d)  Figures are actual and are not rounded to the nearest thousand.

(e) International Stock Fund, a Mercator managed series of The Prudential Institutional Fund, had a fiscal year of September 30. International Stock Series has a fiscal year of October 31.

(f)  Calculated based upon weighted average shares outstanding during the year.


------------------------------------------------------------------------------------------------------------------------------------


                FINANCIAL HIGHLIGHTS--INTERNATIONAL STOCK SERIES
       (for a share outstanding throughout each of the indicated periods)
                                (Class Z Shares)

     The following financial highlights for the fiscal year ended October 31, 1997 have been audited by Price Waterhouse LLP, independent accountants, and by Deloitte & Touche LLP, independent auditors, for the period ended October 30, 1996, for the three years ended September 30, 1996 and for the period from November 5, 1992 through September 30, 1993. Each of the respective reports by Price Waterhouse LLP and Deloitte Touche LLP on such financial statements was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for an International Stock Series Class Z share of common stock outstanding, respectively, total return, ratios to average net assets and other supplemental data for the period indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

--------------------------------------------------------------------------------

                                                                                           Class Z
                                                            --------------------------------------------------------------------
                                                                                October 1,
                                                               Year               1996
                                                               Ended             Through               Year Ended September 30,
                                                            October 31,        October 31,          ----------------------------
                                                              1997 (g)            1996              1996(e)(f)           1995(f)
                                                            -----------        -----------          ----------           -------
PER SHARE OPERATING PERFORMANCE(b):
Net asset value, beginning of period ................          $16.59            $16.48               $15.25             $14.84
                                                               ------            ------               ------             ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ........................             .31              (.01)                 .22                .18(b)
Net realized and unrealized gain on investment
 and foreign currency transactions ..................            1.82               .12                 1.20                .66
                                                               ------            ------               ------             ------
Total from investment operations ....................            2.13               .11                 1.42                .84
                                                               ------            ------               ------             ------
LESS DISTRIBUTIONS:
Dividends from net investment income ................            (.24)            --                    (.19)              (.10)
Distributions paid to shareholders from
  net realized gains on investment and
  foreign currency transactions .....................            (.20)            --                   --                  (.33)
                                                               ------            ------               ------             ------
Total distributions .................................            (.44)            --                    (.19)              (.43)
                                                               ------            ------               ------             ------
Net asset value, end of period ......................          $18.28            $16.59               $16.48             $15.25
                                                               ======            ======               ======             ======
TOTAL RETURN(d) .....................................           13.13%              .67%                9.44%              5.95%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) .....................        $237,976          $190,428             $188,386           $136,685
Average net assets (000) ............................        $219,419          $191,428             $161,356           $118,927
Ratios to average net assets:
  Expenses, including distribution fees .............            1.50%             1.80%(c)             1.61%(b)           1.60%(b)
  Expenses, excluding distribution fees .............            1.50%             1.80%(c)             1.61%(b)           1.60%(b)
  Net investment income (loss) ......................            1.65%             (.78)%(c)            1.58%(b)           1.58%(b)
Portfolio turnover rate .............................               9%                4%                  15%                20%
Average commission rate per share ...................          $.0281            $.0256               $.0222                N/A

                                                          Class Z
                                               ------------------------------
                                                                November 5,
                                                Year Ended        1992(a)
                                               September 30,      Through
                                               -------------    September 30,
                                                  1994(f)         1993(f)
                                               -------------    -------------
PER SHARE OPERATING PERFORMANCE(b):
Net asset value, beginning of period .......      $12.35          $10.00
                                                  ------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ...............         .13(b)          .16(b)
Net realized and unrealized gain on
  investment and foreign currency
  transactions .............................        2.54            2.21
                                                  ------          ------
Total from investment operations ...........        2.67            2.37
                                                  ------          ------
LESS DISTRIBUTIONS:
Dividends from net investment income .......        (.03)           (.02)
Distributions paid to shareholders from
  net realized gains on investment and
  foreign currency transactions ............        (.15)          --
                                                  ------          ------
Total distributions ........................        (.18)           (.02)
                                                  ------          ------
Net asset value, end of period .............      $14.84          $12.35
                                                  ======          ======
TOTAL RETURN(d) ............................       21.71%          23.74%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) ............    $102,824         $31,708
Average net assets (000) ...................     $68,476         $14,491
Ratios to average net assets:
  Expenses, including distribution fees ....        1.60%(b)        1.60%(b)/(c)
  Expenses, excluding distribution fees ....        1.60%(b)        1.60%(b)/(c)
  Net investment income (loss) .............        1.08%(b)        1.44%(b)/(c)
Portfolio turnover rate ....................          21%             15%
Average commission rate per share ..........         N/A             N/A

----------
(a) Commencement of investment operations. International Stock Fund, a Mercator managed series of The Prudential Institutional Fund, commenced investment operations on November 5, 1992. On September 20, 1996, the assets and liabilities of that fund were transferred to the International Stock Series in exchange solely for Class Z shares of the International Stock Series. Immediately prior to the transfer, International Stock Series had no assets. The investment objectives and policies of each of the funds were substantially similar and Mercator served as investment adviser to each fund. International Stock Fund serves as the accounting survivor of the International Stock Series and, as such, financial data is shown from November 5, 1992.

(b)  Net of expense/recovery.

(c)  Annualized.

(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidiaries/recoveries, as applicable.

(e) On September 20, 1996, the Manager changed from Prudential Institutional Fund Management, Inc. to Prudential Mutual Fund Management LLC, each company being an indirect wholly-owned subsidiary of The Prudential Insurance Company of America.

(f) International Stock Fund, a Mercator managed series of The Prudential Institutional Fund, had a fiscal year of September 30. International Stock Series has a fiscal year of October 31.

(g)  Calculated based upon weighted average shares outstanding during the year.

--------------------------------------------------------------------------------

                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVES AND POLICIES

GLOBAL SERIES

     THE INVESTMENT OBJECTIVE OF GLOBAL SERIES IS TO SEEK LONG-TERM GROWTH OF CAPITAL, WITH INCOME AS A SECONDARY OBJECTIVE. Global Series will seek to achieve this objective through investment in a diversified portfolio of securities which will consist of marketable securities of U.S. and non-U.S. issuers. Marketable securities are those for which market quotations are readily available. There can be no assurance that Global Series will achieve its investment objective. See "Investment Objectives and Policies" in the Statement of Additional Information.

     Global Series' investment objective is a fundamental policy and, therefore, may not be changed without the approval of the holders of a majority of Global Series' outstanding voting securities as defined in the Investment Company Act of 1940 (the Investment Company Act). Global Series' policies that are not fundamental may be modified by the Fund's Board of Directors.

     Global Series may invest in all types of equity-related securities (common stock, preferred stock, rights, warrants and debt securities or preferred stock which are convertible or exchangeable for common stock or preferred stock and master limited partnerships, among others), bonds and other debt obligations, including money market instruments, of foreign and domestic companies and governments, governmental agencies and international organizations. Global Series may also engage in stock options, options on debt securities, options on currencies, options on stock indices, stock index futures and options on stock index futures, futures contracts on foreign currencies and options thereon and forward foreign currency exchange contracts. See "Hedging and Return Enhancement Strategies."

     Although Global Series is not required to maintain any particular geographic or currency mix of its investments, nor required to maintain any particular proportion of stocks, bonds or other securities in its portfolio, Global Series, in view of its investment objective, presently expects to invest its assets primarily in common stocks of U.S. and non-U.S. issuers. Global Series may, however, invest substantially or primarily in debt securities of U.S. and non-U.S. issuers when it appears that the capital appreciation available from investments in such securities will equal or exceed the capital appreciation available from investments in equity securities, or when Global Series is temporarily in a defensive position. Global Series will purchase "investment grade" debt including convertible debt obligations. See "Fixed Income Securities" below.

     Global Series is intended to provide investors with the opportunity to invest in a portfolio of securities of companies and governments located throughout the world. In making the allocation of assets among the various countries and geographic regions, Global Series' investment adviser ordinarily considers such factors as prospects for relative economic growth between foreign countries; expected levels of inflation and interest rates; government policies influencing business conditions; the range of individual investment opportunities available to international investors; and other pertinent financial, tax, social, political and national factors--all in relation to the prevailing prices of securities in each country or region.

     Investments may be made in companies based in (or governments of or within) the Pacific Basin (such as Japan, Australia, Singapore, Malaysia and Hong Kong) and Western Europe (such as the United Kingdom, Germany, Switzerland, the Netherlands, France, Belgium, Spain and Scandinavia), as well as the United States, Canada and such other areas and countries as the investment adviser may determine from time to time. The Fund intends to maintain investments in a minimum of four countries, one of which may be the United States, but may, from time to time, invest up to 65% of its assets in companies and governments located in any one country. Moreover should extraordinary market conditions warrant, Global Series may temporarily be invested primarily in securities of U.S. issuers.

     Global Series may invest in securities not listed on securities exchanges. These securities will generally have an established market (such as the over-the-counter market), the depth and liquidity of which may vary from time to time and from security to security. In addition, Global Series may invest to a limited extent in securities of companies which have been in existence for less than three years, in securities for which market quotations are not readily available and in securities of other registered investment companies. See "Investment Restrictions" in the Statement of Additional Information.

     In analyzing companies for investment, the investment adviser ordinarily looks for one or more of the following characteristics: prospects for above-average earnings growth per share; high return on invested capital; healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics which will enable the companies to compete successfully in their marketplace--all in relation to the prevailing prices of the securities of such companies.

     As with an investment in any mutual fund, an investment in this Series can decrease in value and you can lose money.

                                     * * * *

INTERNATIONAL STOCK SERIES

     THE INVESTMENT OBJECTIVE OF THE INTERNATIONAL STOCK SERIES IS TO ACHIEVE LONG-TERM GROWTH OF CAPITAL THROUGH INVESTMENT IN EQUITY SECURITIES OF FOREIGN COMPANIES. INCOME IS A SECONDARY OBJECTIVE. There can be no assurance that International Stock Series will achieve its investment objective. See "Investment Objectives and Policies" in the Statement of Additional Information.

     International Stock Series' investment objective is a fundamental policy and, therefore, may not be changed without the approval of the holders of a majority of International Stock Series' outstanding voting securities as defined in the Investment Company Act. International Stock Series' policies that are not fundamental may be modified by the Fund's Board of Directors.

     International Stock Series will, under normal circumstances, invest at least 65% of the value of its total assets in common stock and preferred stock of issuers located in at least three foreign countries. International Stock Series will invest primarily in seasoned companies (i.e., companies with an established operating record of 3 years or greater) that are incorporated, organized, or that do business primarily outside the United States. International Stock Series will invest in securities of such foreign issuers through direct market purchases on foreign stock exchanges and established over-the-counter markets as well as through the purchase of American Depository Receipts (ADRs), European Depository Receipts (EDRs) or other similar securities.

     International Stock Series intends to broadly diversify its holdings among issuers located in developed and developing countries having national financial markets. Mercator, the Subadviser for International Stock Series, believes that broad diversification provides a prudent means of reducing volatility while permitting International Stock Series to take advantage of the potentially different movements of major equity markets. While International Stock Series may invest anywhere outside the United States, it expects that most of its investments will be made in securities of issuers located in developed countries in North America, Western Europe, and the Pacific Basin. In allocating International Stock Series' investments among different countries and geographic regions, Mercator will consider such factors as relative economic growth, expected levels of inflation, government policies affecting business conditions, and market trends throughout the world. In selecting companies within those countries and geographic regions, Mercator seeks to identify those companies that are best positioned and managed to benefit from the factors listed above.

     International Stock Series does not currently expect to invest 25% or more of its net assets in any one country. For temporary defensive purposes, International Stock Series may invest up to 100% of its assets in common stock, preferred stock and other equity-related securities of U.S. issuers.

     International Stock Series may invest up to 35% of the value of its total assets in: (i) other equity-related securities of foreign issuers; (ii) common stock, preferred stock and other equity-related securities of U.S. issuers;
(iii) investment grade debt securities of domestic and foreign corporations, governments, governmental entities, and supranational entities (such as the Asian Development Bank, the European Coal and Steel Community, the European Economic Community, and the International Bank for Reconstruction and Development (the "World Bank"); and (iv) high-grade foreign or domestic money market instruments and short-term fixed income securities. International Stock Series' use of money market instruments and short-term fixed income securities generally will reflect the Subadviser's overall measure of optimism relating to the global equity markets, and International Stock Series will use such securities to reduce downside volatility during uncertain or declining market conditions.

     In order to invest uncommitted cash balances, maintain liquidity to meet redemptions, or for hedging or return enhancement purposes, International Stock Series may: (i) enter into repurchase agreements, when-issued, delayed-delivery and forward commitment transactions; (ii) lend its portfolio securities; and (iii) purchase and sell put and call options on any security in which it may invest and options on any securities index based on securities in which International Stock Series may invest. In order to attempt to reduce risks associated with currency fluctuations, International Stock Series may (i) purchase and sell currency spot contracts; (ii) purchase and sell currency futures contracts and currency forward contracts; and (iii) purchase and sell put and call options on currencies and on foreign currency futures contracts. See "Hedging and Return Enhancement Strategies."

     International Stock Series may hold a portion of its assets in money market instruments in amounts designed to pay expenses, to meet anticipated redemptions, pending investments or to margin its purchases and sales of futures contracts in accordance with its objective and policies. These instruments may be purchased on a forward commitment, when-issued or delayed-delivery basis. In addition, International Stock Series may for temporary defensive purposes invest, without limitation, in high-quality money market instruments. International Stock Series may also purchase non-investment grade fixed income securities and retain investment grade fixed income securities that have been downgraded to non-investment grade provided that no more than 5% of the International Stock Series' net assets is invested in non-investment grade fixed income securities, which are considered to be high risk securities, i.e. "junk" bonds. See "Fixed Income Securities" below and "Investment Objectives and Policies" in the Statement of Additional Information for a fuller description of these securities.

     As with an investment in any mutual fund, an investment in this Series can decrease in value and you can lose money.

                                     * * * *

     EQUITY-RELATED SECURITIES. Each Series may invest in equity-related securities. Equity-related securities include common stock, preferred stock, rights, warrants and debt securities or preferred stock which are convertible into or exchangeable for common stock or preferred stock and master limited partnerships, among others.

     With respect to equity-related securities, each Series may purchase ADRs. ADRs are U.S. dollar-denominated certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market. Generally, ADRs are in registered form. There are no fees imposed on the purchase or sale of ADRs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are registered domestically, easily transferable, and for which market quotations are readily available; and (ii) issuers whose securities are represented by ADRs are usually subject to auditing, accounting, and financial reporting standards comparable to those of domestic issuers.

     FIXED INCOME SECURITIES. Each Series may purchase "investment grade" debt including convertible debt obligations. Investment grade debt obligations are bonds rated within the four highest quality grades as determined by Moody's Investors Service (Moody's) (currently Aaa, Aa, A and Baa for bonds, MIGI, MIG2, MIG3 and MIG4 for notes and P-1 for commercial paper), or Standard & Poor's Ratings Group (S&P) (currently AAA, AA, A and BBB for bonds, SP-1 and SP-2 for notes and A-1 for commercial paper), or by another nationally recognized statistical rating organization (NRSRO) or in unrated securities of equivalent quality. Securities rated Baa by Moody's or BBB by S&P, although considered to be investment grade, lack outstanding investment characteristics and, in fact, have speculative characteristics. Lower rated securities are subject to a greater risk of loss of principal and interest. Debt securities may be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market. International Stock Series may purchase non-investment grade fixed income securities and retain investment grade fixed income securities that have been downgraded to non-investment grade provided that no more than 5% of International Stock Series' net assets is invested in non-investment grade fixed income securities. Non-investment grade securities are rated lower than BBB/Baa (or an equivalent rating by any NRSRO) or, if not rated, are deemed by Mercator to be of comparable investment quality and are commonly referred to as high risk or high yield securities, i.e. "junk" bonds. High yield securities are generally riskier than higher quality securities and are subject to more credit risk, including risk of default, and are more volatile than higher quality securities. In addition, such securities may have less liquidity and experience more price fluctuation than higher quality securities. See the discussion of corporate bond ratings in "Description of S&P, Moody's and Duff & Phelps Ratings" in the Appendix to the Statement of Additional Information.

     The maturity of fixed income securities may be considered long (ten plus years), intermediate (three to ten years) or short term (three years or less). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value.

     U.S. GOVERNMENT SECURITIES. Each Series may invest in fixed income securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Obligations of the U.S. Government consist of various types of marketable securities issued by the U.S. Treasury, i.e., bills, notes and bonds, and are direct obligations of the U.S. Government. Obligations of agencies and instrumentalities of the U.S. Government are not direct obligations of the U.S. Government and are either: (i) guaranteed by the U.S. Treasury (e.g., Government National Mortgage Association ("GNMA") mortgage-backed securities); (ii) supported by the issuing agency's or instrumentality's right to borrow from the U.S. Treasury at the discretion of the U.S. Treasury (e.g., Federal National Mortgage Association ("FNMA") Discount Notes); or (iii) supported by only the issuing agency's or instrumentality's credit (e.g., each of the Federal Home Loan Banks).

HEDGING AND RETURN ENHANCEMENT STRATEGIES

     EACH SERIES MAY ALSO ENGAGE IN VARIOUS PORTFOLIO STRATEGIES, INCLUDING DERIVATIVES, TO REDUCE CERTAIN RISKS OF ITS RESPECTIVE INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN. EACH SERIES, AND THUS ITS INVESTORS, MAY LOSE MONEY THROUGH THE UNSUCCESSFUL USE OF THESE STRATEGIES. These strategies include the purchase and sale of put and call options on any security in which a Series may invest and options on any securities index based on securities in which a Series may invest. In order to reduce the risks associated with currency fluctuations, a Series may (i) purchase and sell currency spot contracts, (ii) purchase and sell currency futures contracts and currency forward contracts, and (iii) purchase and sell put and call options on currencies and on foreign currency contracts. Additionally, the Global Series may purchase and sell stock index futures and options thereon. The Fund, and thus investors, may lose money through any unsuccessful use of these strategies. The Subadvisers will use such techniques as market conditions warrant. Each Series' ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Investment Objectives and Policies" and "Taxes, Dividends and Distributions" in the Statement of Additional Information. New financial products and risk management techniques continue to be developed and a Series may use these new investments and techniques to the extent consistent with its investment objective and policies.

OPTIONS TRANSACTIONS

     OPTIONS ON SECURITIES AND SECURITIES INDICES. Each Series may purchase and sell put and call options on any security in which it may invest or options on any securities index based on securities in which the Series may invest. Each Series is also authorized to enter into closing purchase and sale transactions in order to realize gains or minimize losses on options sold or purchased by the Series.

     A CALL OPTION ON EQUITY SECURITIES GIVES THE PURCHASER, IN EXCHANGE FOR A PREMIUM PAID, THE RIGHT FOR A SPECIFIED PERIOD OF TIME TO PURCHASE THE SECURITIES SUBJECT TO THE OPTION AT A SPECIFIED PRICE (THE "EXERCISE PRICE" OR "STRIKE PRICE"). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities to the purchaser upon receipt of the exercise price. When a Series writes a call option, the Series gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

     A PUT OPTION ON EQUITY SECURITIES GIVES THE PURCHASER, IN RETURN FOR A PREMIUM, THE RIGHT, FOR A SPECIFIED PERIOD OF TIME, TO SELL THE SECURITIES SUBJECT TO THE OPTION TO THE WRITER OF THE PUT AT THE SPECIFIED EXERCISE PRICE. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. A Series as the writer of a put option might, therefore, be obligated to purchase underlying securities for more than their current market price.

     Each Series will write only "covered" options. A written option is covered if, as long as a Series is obligated under the option, it (i) owns an offsetting position in the underlying security or currency or (ii) maintains in a segregated account cash or liquid assets in an amount equal to or greater than its obligation under the option. Under the first circumstance, a Series' losses are limited because it owns the underlying security or currency; under the second circumstance, in the case of a written call option, a Series' losses are potentially unlimited. See "Investment Objectives and Policies--Options on Securities and Securities Indices" in the Statement of Additional Information.

     OPTIONS ON SECURITIES INDICES ARE SIMILAR TO OPTIONS ON EQUITY SECURITIES, EXCEPT THAT THE EXERCISE OF SECURITIES INDEX OPTIONS REQUIRES CASH PAYMENTS AND DOES NOT INVOLVE THE ACTUAL PURCHASE OR SALE OF SECURITIES. Rather than the right to take or make delivery of the securities at a specified price, an option on a securities index gives the holder the right, in return for a premium paid, to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of an index option, in return for the premium, is obligated to pay the amount of cash due upon exercise of the option.

     A Series may purchase and sell put and call options on securities indices for hedging against a decline in the value of the securities owned by such Series or against an increase in the market value of the type of securities in which such Series may invest. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Purchasing or selling securities index options is subject to the risk that the value of its portfolio securities may not change as much as or more than the index because such Series' investments generally will not match the composition of the index. See "Investment Objectives and Policies--Options on Securities and Securities Indices" in the Statement of Additional Information.

     OVER-THE-COUNTER OPTIONS. EACH SERIES MAY ALSO PURCHASE AND WRITE (I.E.,
SELL) PUT AND CALL OPTIONS ON EQUITY AND DEBT SECURITIES, ON CURRENCIES AND ON STOCK INDICES IN THE OVER-THE-COUNTER MARKET (OTC OPTIONS). Unlike exchange-traded options, OTC options are contracts between a Series and its counterparty without the interposition of any clearing organization. Thus, the value of an OTC option is particularly dependent on the financial viability of the OTC counterparty. A Series' ability to purchase and write OTC options may be limited by market conditions, regulatory limits and tax considerations. There are certain risks associated with investments in OTC options. See "Investment Objectives and Policies--Special Risks of Purchasing OTC Options" in the Statement of Additional Information.

STOCK INDEX FUTURES

     GLOBAL SERIES MAY PURCHASE AND SELL STOCK INDEX FUTURES WHICH ARE TRADED ON A COMMODITIES EXCHANGE OR BOARD OF TRADE FOR CERTAIN HEDGING AND RISK MANAGEMENT PURPOSES IN ACCORDANCE WITH REGULATIONS OF THE COMMODITY FUTURES TRADING COMMISSION.

     A STOCK INDEX FUTURES CONTRACT IS AN AGREEMENT IN WHICH ONE PARTY AGREES TO DELIVER TO ANOTHER AN AMOUNT OF CASH EQUAL TO A SPECIFIC DOLLAR AMOUNT TIMES THE DIFFERENCE BETWEEN A SPECIFIC STOCK INDEX AT THE CLOSE OF THE LAST TRADING DAY OF THE CONTRACT AND THE PRICE AT WHICH THE AGREEMENT IS MADE. No physical delivery of the underlying stocks in the index is made. Global Series may not purchase or sell stock index futures if, immediately thereafter, more than one-third of its net assets would be hedged. In addition, except in the case of a call written and held on the same index, Global Series will write call options on indices or sell stock index futures only if the amount resulting from the multiplication of the then current level of the index (or indices) upon which the options or futures contract(s) is based, the applicable multiplier(s), and the number of futures or options contracts which would be outstanding would not exceed one-third of the value of Global Series' net assets. The Global Series also may not purchase or sell stock index futures for risk management purposes if immediately thereafter the sum of the amount of margin deposits on the Global Series' existing futures positions and premiums paid for such options would exceed 5% of the liquidation value of Global Series' total assets. Global Series' may purchase and sell stock index futures, without limitation, for bona fide hedging purposes.

     THE SUCCESSFUL USE OF STOCK INDEX FUTURES CONTRACTS AND OPTIONS ON INDICES BY GLOBAL SERIES DEPENDS UPON ITS ABILITY TO PREDICT THE DIRECTION OF THE MARKET UNDERLYING THE INDEX AND IS SUBJECT TO VARIOUS ADDITIONAL RISKS. The correlation between movements in the price of the stock index future and the price of the securities being hedged is imperfect and there is a risk that the value of the securities being hedged may increase or decrease at a greater rate than the related futures contract, resulting in losses to Global Series. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of a futures contract or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Global

Series' ability to purchase or sell certain futures contracts or related options on any particular day. In addition, if Global Series purchases futures to hedge against market advances before it can invest in common stock in an advantageous manner and the market declines, Global Series might create a loss on the futures contract. In addition, the ability of Global Series to close out a futures position or an option depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option at any particular time. See "Investment Objectives and Policies" in the Statement of Additional Information.

LIMITATIONS ON OPTIONS AND FUTURES CONTRACTS

     GLOBAL SERIES WILL NOT (A) WRITE PUTS HAVING AGGREGATE EXERCISE PRICES GREATER THAN 25% OF TOTAL ASSETS, OR (B) PURCHASE (I) PUT OPTIONS ON FOREIGN CURRENCIES OR (II) CALL OPTIONS ON FOREIGN CURRENCIES IF, AFTER ANY SUCH PURCHASE, THE AGGREGATE PREMIUMS PAID FOR SUCH OPTIONS WOULD EXCEED 10% OF THE GLOBAL SERIES' TOTAL ASSETS. THERE ARE NO OTHER LIMITATIONS ON THE AMOUNT OF FOREIGN CURRENCIES THAT MAY BE HEDGED, AND NO LIMITATIONS ON THE USE OF ASSETS TO COVER OPTIONS, EXCEPT THAT THE AGGREGATE VALUE OF THE OBLIGATIONS UNDERLYING PUT OPTIONS WILL NOT EXCEED 50% OF THE GLOBAL SERIES' ASSETS.

RISKS OF HEDGING AND RETURN ENHANCEMENT STRATEGIES

     PARTICIPATION IN THE OPTIONS OR FUTURES MARKETS INVOLVES INVESTMENT RISKS AND TRANSACTION COSTS TO WHICH A SERIES WOULD NOT BE SUBJECT ABSENT THE USE OF THESE STRATEGIES. A SERIES, AND THUS ITS INVESTORS, MAY LOSE MONEY THROUGH THE UNSUCCESSFUL USE OF THESE STRATEGIES. If a Subadviser's prediction of movements in the direction of the securities markets is inaccurate, the adverse consequences to the Series managed by such Subadviser may leave such Series in a worse position than if such strategies were not used. Risks inherent in the use of options futures include (1) dependence on such Subadviser's ability to predict correctly movements in the direction of specific securities being hedged or the movement in stock indices; (2) imperfect correlation between the price of options and futures and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time;
(5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of a Series to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for a Series to sell a portfolio security at a disadvantageous time, due to the need for such Series to maintain "cover" or to segregate securities in connection with hedging transactions. See "Investment Objectives and Policies" and "Taxes, Dividends and Distributions" in the Statement of Additional Information.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     A FORWARD FOREIGN CURRENCY EXCHANGE CONTRACT INVOLVES AN OBLIGATION TO PURCHASE OR SELL A SPECIFIC CURRENCY AT A FUTURE DATE, WHICH MAY BE ANY FIXED NUMBER OF DAYS FROM THE DATE OF THE CONTRACT AGREED UPON BY THE PARTIES, AT A PRICE SET AT THE TIME OF THE CONTRACT. These contracts are traded in the interbank market conducted directly between currency traders (typically large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged for such trades. See "Investment Objectives and Policies--Foreign Currency Forward Contracts, Options and Futures Transactions" in the Statement of Additional Information.

     When a Series invests in foreign securities, such Series may enter into forward contracts in several circumstances to protect the value of its portfolio. A Series may not use forward contracts to generate income, although the use of such contracts may incidentally generate income. There is no limitation on the value of forward contracts into which a Series may enter. However, a Series' dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of a Series generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Series' expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency. A Series will not speculate in forward contracts. A Series may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of a forward contract) of securities held in its portfolio denominated or quoted in, or currently convertible into, such currency.

     When a Series enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Series anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, such Series may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transaction, a Series will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. Additionally, when the Subadviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a Series may enter into a forward contract, for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the portfolio securities of such Series denominated in such foreign currency.

FUTURES CONTRACTS ON FOREIGN CURRENCIES AND OPTIONS ON FUTURES CONTRACTS

     EACH SERIES MAY BUY AND SELL FUTURES CONTRACTS ON FOREIGN CURRENCIES AND GROUPS OF FOREIGN CURRENCIES (FUTURES CONTRACTS) SUCH AS THE EUROPEAN CURRENCY UNIT AND RELATED OPTIONS THEREON TO PROTECT AGAINST THE EFFECT OF ADVERSE CHANGES ON FOREIGN CURRENCIES. A Series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade. A "sale" of a futures contract means the assumption of a contractual obligation to deliver the specified amount of foreign currency at a specified price in a specified future month. A "purchase" of a futures contract means the assumption of a contractual obligation to acquire the currency called for by the contract at a specified price in a specified future month. At the time a futures contract is purchased or sold, a Series must allocate cash or securities as a deposit payment (initial margin). Thereafter, the futures contract is valued daily and the payment of "variation margin" may be required, resulting in such Series' providing or receiving cash that reflects any decline or increase in the contract's value, a process known as "marking to market."

     EACH SERIES INTENDS TO ENGAGE IN FUTURES CONTRACTS ON FOREIGN CURRENCIES AND OPTIONS ON THESE FUTURES TRANSACTIONS AS A HEDGE AGAINST CHANGES IN THE VALUE OF THE CURRENCIES TO WHICH THE SERIES IS SUBJECT OR TO WHICH THE SERIES EXPECTS TO BE SUBJECT IN CONNECTION WITH FUTURE PURCHASES, IN ACCORDANCE WITH THE RULES AND REGULATIONS OF THE COMMODITY FUTURES TRADING COMMISSION. EACH SERIES ALSO INTENDS TO ENGAGE IN SUCH TRANSACTIONS WHEN THEY ARE ECONOMICALLY APPROPRIATE FOR THE REDUCTION OF RISKS INHERENT IN ITS ONGOING MANAGEMENT. A SERIES, HOWEVER AND THUS ITS INVESTORS, MAY LOSE MONEY THROUGH THE UNSUCCESSFUL USE OF THESE STRATEGIES.

OPTIONS ON FOREIGN CURRENCIES

     EACH SERIES MAY PURCHASE AND WRITE PUT AND CALL OPTIONS ON FOREIGN CURRENCIES TRADED OVER-THE-COUNTER, ON SECURITIES EXCHANGES OR BOARDS OF TRADE (FOREIGN AND DOMESTIC) FOR HEDGING PURPOSES IN A MANNER SIMILAR TO THAT IN WHICH FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS AND FUTURES CONTRACTS ON FOREIGN CURRENCIES WILL BE EMPLOYED. Options on foreign currencies are similar to options on stock, except that a Series has the right to take or make delivery of a specified amount of foreign currency, rather than stock.

     A SERIES MAY PURCHASE AND WRITE OPTIONS TO HEDGE SUCH SERIES' PORTFOLIO SECURITIES DENOMINATED IN FOREIGN CURRENCIES. If there is a decline in the dollar value of a foreign currency in which a Series' portfolio securities are denominated, the dollar value of such securities will decline even though the foreign currency value remains the same. To hedge against the decline of the foreign currency, a Series may purchase put options on such foreign currency. If the value of the foreign currency declines, the gain realized on the put option would offset, in whole or in part, the adverse effect such decline would have on the value of the portfolio securities. Alternatively, a Series may write a call option on the foreign currency. If the value of the foreign currency declines, the option would not be exercised and the decline in the value of the portfolio securities denominated in such foreign currency would be offset in part by the premium such Series received for the option.

     If, on the other hand, a Subadviser anticipates purchasing a foreign security and also anticipates a rise in the value of such foreign currency (thereby increasing the cost of such security), the Series managed by it may purchase call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements of the exchange rates. Alternatively, a Series could write a put option on the currency and, if the exchange rates move as anticipated, the option would expire unexercised.

RISKS OF INVESTING IN FOREIGN CURRENCY, FORWARD CONTRACTS, OPTIONS AND FUTURES

     A SERIES' SUCCESSFUL USE OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS, OPTIONS ON FOREIGN CURRENCIES, FUTURES CONTRACTS ON FOREIGN CURRENCIES AND OPTIONS ON SUCH CONTRACTS DEPENDS UPON THE RESPECTIVE SUBADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET AND POLITICAL CONDITIONS, WHICH REQUIRES DIFFERENT SKILLS AND TECHNIQUES THAN PREDICTING CHANGES IN THE SECURITIES MARKETS GENERALLY. For instance, if the value of the securities being hedged moves in a favorable direction, the advantage to a Series would be wholly or partially offset by a loss in the forward contracts or futures contracts. Further, if the value of the securities being hedged does not change, a Series' net income would be less than if such Series had not hedged since there are transactional costs associated with the use of these investment practices.

     THESE PRACTICES ARE SUBJECT TO VARIOUS ADDITIONAL RISKS. The correlation between movements in the price of options and futures contracts and the price of the currencies being hedged is imperfect. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risks. In addition, if a Series purchases these instruments to hedge against currency advances before it invests in securities denominated in such currency and the currency market declines, such Series might incur a loss on the futures contract. A Series' ability to establish and maintain positions will depend on market liquidity. The ability of a Series to close out a futures position or an option depends upon a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option at any particular time. See "Risks of Transactions in Stock Options" and "Risks of Transactions in Futures Contracts" under "Investment Objectives and Policies" in the Statement of Additional Information.

OTHER INVESTMENT PRACTICES

     REPURCHASE AGREEMENTS

     A Series may enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from such Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time such Series' money is invested in the security. Each Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of the instruments declines, a Series will require additional collateral. In the event of bankruptcy or default of certain sellers of repurchase agreements, a Series could experience costs and delays in liquidating the underlying security held as collateral and might incur a loss if such collateral declines in value during this period. Each Series may participate in a joint repurchase account managed by Prudential Investments Fund Management LLC pursuant to an order of the Securities and Exchange Commission (SEC). See "Investment Objective and Policies--Repurchase Agreements" in the Statement of Additional Information.

     SEGREGATED AND FUTURES ACCOUNTS. Each Series will establish a segregated account with State Street Bank and Trust Company (State Street or Custodian) in which it will maintain cash and liquid assets equal in value to its obligations in respect of potential leveraged transactions including, as applicable, forward contracts, when-issued and delayed-delivery securities, repurchase and reverse repurchase agreements, forward rolls, dollar rolls, and written options (unless otherwise covered). The assets deposited in the segregated account will be marked-to-market daily. Alternatively, each Series may place and maintain cash, securities and similar investments with a futures commissions merchant in amounts necessary to effect such Series' transactions in exchange-traded futures contracts and options thereon, provided certain conditions are satisfied. Each Series will utilize a segregated account with its Custodian to maintain cash and liquid assets in connection with its futures contracts and options thereon.

FORWARD ROLLS, DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS

     International Stock Series may commit up to 20% of the value of its net assets to investment techniques such as dollar rolls, forward rolls and reverse repurchase agreements. A forward roll is a transaction in which the International Stock Series sells a security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase the same or similar security from the institution at a later date at an agreed-upon price. With respect to mortgage-related securities, such transactions are often called "dollar rolls." In dollar roll transactions, the mortgage-related securities that are repurchased will bear the same coupon rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the roll period, the International Stock Series forgoes principal and interest paid on the securities and is compensated by the difference between the current sales price and the forward price for the future purchase as well as by interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.

     Reverse repurchase agreements involve sales by the International Stock Series of portfolio securities to a financial institution concurrently with an agreement by the International Stock Series to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the International Stock Series continues to receive principal and interest payments on these securities.

     Reverse repurchase agreements, forward rolls and dollar rolls involve the risk that the market value of the securities purchased by the International Stock Series with the proceeds of the initial sale may decline below the price of the securities the International Stock Series has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement, forward roll or dollar roll files for bankruptcy or becomes insolvent, the International Stock Series' use of the proceeds from the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the International Stock Series' obligations to repurchase the securities. The staff of the SEC has taken the position that reverse repurchase agreements, forward rolls and dollar rolls are to be treated as borrowings for purposes of the percentage limitations discussed in the section entitled "Borrowings" below. The International Stock Series expects that under normal conditions most of the borrowings of the International Stock Series will consist of such investment techniques rather than bank borrowings. See "Investment Objectives and Policies--Borrowings" in the Statement of Additional Information.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

     Each Series may purchase securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold by a Series with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to such Series at the time of entering into the transaction. The Custodian will maintain, in a segregated account of the Series, cash or other liquid assets, marked-to-market daily, having a value equal to or greater than the Series' purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Series' assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Series' net asset value.

LIQUIDITY PUTS

     The International Stock Series may purchase instruments together with the right to resell the instruments at an agreed-upon price or yield, within a specified period prior to the maturity date of the instruments. This instrument is commonly known as a "liquidity put" or a "tender option bond."

ILLIQUID SECURITIES

     The Global Series and the International Stock Series may each hold up to 15% of its net assets in illiquid securities. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), and privately placed commercial paper that have a readily available market are not considered illiquid for purposes of this limitation. A Series' investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities. The Series' Subadvisers will monitor the liquidity of such restricted securities under the supervision of the Manager and the Board of Directors. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

     The staff of the SEC has taken the position, which each Series intends to follow, that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities unless the Series and the counterparty have provided for the Series, at the Series' election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Series of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Series to treat the assets used as "cover" as "liquid." The Series will also treat non-U.S. Government IOs and POs as illiquid so long as the staff of the SEC maintains its position that such securities are illiquid. See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.

SECURITIES LENDING

     Each Series may lend its portfolio securities to brokers or dealers, banks, or other recognized institutional borrowers of securities, provided that the borrower at all times maintains collateral in an amount equal to at least 100% of the market value of the securities loaned. During the time a Series' securities are on loan, the borrower will pay such Series an amount equivalent to any dividend or interest paid on such securities and such Series may invest any cash collateral it receives and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. In these transactions, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. Each Series may lend up to 30% of the value of its total assets. Loans are subject to termination at the option of a Series or the borrower. A Series may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities and may share the interest earned on collateral with the borrower. See "Investment Objective and Policies--Securities Lending" in the Statement of Additional Information.

BORROWINGS

     Each Series may borrow an amount equal to no more than 20% of the value of its total assets to take advantage of investment opportunities, for temporary, extraordinary, or emergency purposes or for the clearance of transactions and may pledge up to 20% of the value of its total assets to secure such borrowings. If the Series borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Series, the net asset value of the Series shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage." See "Investment Restrictions" in the Statement of Additional Information.

PORTFOLIO TURNOVER

     Each Series anticipates that its annual portfolio turnover rate will not exceed 100% in normal circumstances.

RISKS AND SPECIAL CONSIDERATIONS

     INVESTING IN SECURITIES OF FOREIGN COMPANIES AND COUNTRIES INVOLVES CERTAIN RISKS AND CONSIDERATIONS WHICH ARE NOT TYPICALLY ASSOCIATED WITH INVESTING IN U.S. GOVERNMENT SECURITIES AND THOSE OF DOMESTIC COMPANIES. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends and interest paid to each Series by the U.S. Government or by domestic companies. In addition, there may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which could affect assets of a Series held in foreign countries.

     There may be less publicly available information about foreign companies and governments compared to reports and ratings published about U.S. companies. Foreign securities markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. In addition, foreign markets may have increased risks associated with clearance and settlement. Delays in settlement could result in periods of uninvested assets, missed investment opportunities or losses to a Series.

     Shareholders should be aware that investing in the equity and fixed-income markets of developing countries involves exposure to economies that are generally less diverse and mature, and to political systems which can be expected to have less stability than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries. The risks associated with investments in foreign securities, described above, may be greater with respect to investments in developing countries.

INVESTMENT RESTRICTIONS

     Each Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Such fundamental policies cannot be changed without the approval of the holders of a majority of the relevant Series' outstanding voting securities. See "Investment Restrictions" in the Statement of Additional Information.

                             HOW THE FUND IS MANAGED

     THE FUND HAS A BOARD OF DIRECTORS WHICH, IN ADDITION TO OVERSEEING THE ACTIONS OF THE SERIES' MANAGER, SUBADVISERS AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDES UPON MATTERS OF GENERAL POLICY. THE SERIES' MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE SERIES. EACH SERIES' SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.

     GLOBAL SERIES: For the fiscal year ended October 31, 1997 the Series' total expenses as a percentage of average net assets for the Series Class A, Class B, Class C and Class Z shares were 1.39%, 2.07%, 2.14%, and 1.14%, respectively. See "Financial Highlights."

     INTERNATIONAL STOCK SERIES: For the fiscal year ended October 31, 1997 the Series' total expenses as a percentage of average net assets for the Series Class A, Class B, Class C and Class Z shares were 1.75%, 2.50%, 2.50%, and 1.50%, respectively. See "Financial Highlights."

MANAGER

     PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF EACH SERIES AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .75 OF 1% OF GLOBAL SERIES AVERAGE DAILY NET ASSETS AND 1% OF THE INTERNATIONAL STOCK SERIES' AVERAGE DAILY NET ASSETS. PIFM is organized in New York as a limited liability company. It is the successor of Prudential Mutual Fund Management, Inc., which transferred its assets to PIFM in September 1996. For the fiscal year ended October 31, 1997, Global Series and International Stock Series paid management fees to PIFM of 0.75% and 1.00%, respectively, of the Series' average net assets. See "Manager" in the Statement of Additional Information.

     As of November 30, 1997, PIFM served as the manager of 42 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator of 22 closed-end investment companies, with aggregate assets of approximately $60 billion.

     PIFM is a wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.

     UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PIFM MANAGES THE INVESTMENT OPERATIONS OF THE FUND AND ALSO ADMINISTERS THE CORPORATE AFFAIRS. SEE "MANAGER" IN THE STATEMENT OF ADDITIONAL INFORMATION.

SUBADVISERS

     GLOBAL SERIES: UNDER A SUBADVISORY AGREEMENT BETWEEN PIFM AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC), DOING BUSINESS AS PRUDENTIAL INVESTMENTS (PI, THE SUBADVISER OR THE INVESTMENT ADVISER), PI FURNISHES INVESTMENT

ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PIFM FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PIFM continues to have responsibility for all investment advisory services and supervises PI's performance of such services.

     PI is an indirect, wholly-owned subsidiary of Prudential.

     In October 1997, portfolio management for the Global Series was assumed by Daniel J. Duane, Ingrid Holm and Michelle Picker, as co-managers.

     Daniel J. Duane is a Managing Director and Chief Investment Officer for Global Equity Investments of Prudential Mutual Fund Investment Management, a unit of The Prudential Investment Corporation (PIC). Mr. Duane has been employed by PIC as a portfolio manager since 1990. Mr. Duane is a Chartered Financial Analyst. Mr. Duane has managed the Fund's Global Series since its inception and has served as a co-manager of the Global Series since October 1997. He also serves as co-manager of the Prudential Series Fund Global Equity Portfolio.

     Ingrid Holm is a Vice President in PIC's global equity investments group. Ms. Holm joined PIC in 1989, and has served as a portfolio manager since 1994. Between 1990 and 1994, Ms. Holm was a member of PIC's high yield bond research group. Ms. Holm is a Chartered Financial Analyst. She has served as a co-manager of Prudential Series Fund Global Equity Portfolio and as a co-manager of the Fund's Global Series since October 1997.

     Michelle Picker is a Vice President in PIC's global equity investments group. Ms. Picker joined PIC in 1992 as a research analyst concentrating on U.S. stocks. Since 1994, she has served as a portfolio manager focusing on companies in the Pacific Basin, outside of Japan. Prior to joining PIC, Ms. Picker was employed as an accountant with Price Waterhouse. Ms. Picker is a Chartered Financial Analyst. She has served as a co-manager of Prudential Series Fund Global Equity Portfolio and as a co-manager of the Fund's Global Series since October 1997.

     INTERNATIONAL STOCK SERIES: UNDER A SUBADVISORY AGREEMENT BETWEEN PIFM AND MERCATOR ASSET MANAGEMENT, L.P. (MERCATOR OR, TOGETHER WITH PI, THE SUBADVISERS, AND INDIVIDUALLY, A SUBADVISER), MERCATOR FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE SERIES AND IS COMPENSATED BY PIFM FOR ITS SERVICES AT AN ANNUAL RATE OF .75 OF 1% OF INTERNATIONAL STOCK SERIES' AVERAGE DAILY NET ASSETS UP TO AND INCLUDING $50 MILLION, .60 OF 1% OF INTERNATIONAL STOCK SERIES' AVERAGE DAILY NET ASSETS IN EXCESS OF $50 MILLION AND UP TO AND INCLUDING $300 MILLION AND .45 OF 1% OF INTERNATIONAL STOCK SERIES' AVERAGE DAILY NET ASSETS IN EXCESS OF $300 MILLION. Pursuant to a subadvisory agreement between PIFM and PI, PI provides investment advisory services to the International Stock Series with respect to (i) the management of short-term assets, including cash, money market instruments and repurchase agreements and (ii) the lending of portfolio securities in connection with the management of the International Stock Series. For these services, PIFM will reimburse PI for reasonable costs and expenses incurred by PI determined in a manner acceptable to PIFM.

     Under the International Stock Series' Subadvisory Agreement, Mercator, subject to the supervision of PIFM, is responsible for managing the assets of International Stock Series in accordance with its investment objective, investment program and policies. Mercator determines what securities and other instruments are purchased and sold for International Stock Series and is responsible for obtaining and evaluating financial data relevant to International Stock Series.

     Peter F. Spano is responsible for the day-to-day management of the portfolio of International Stock Series. Mr. Spano has managed the portfolio of International Stock Series since its inception in November 1992 and has been employed as a portfolio manager with Mercator since its founding in 1984.

     Mercator is a registered investment adviser and a Delaware limited partnership with approximately $2.9 billion in assets under management as of September 30, 1997. Mercator's general partners are three Florida corporations:
JZT Corp., PXS Corp. and MXW Corp. Mercator's limited partners are The Prudential Asset Management Company, Inc., a wholly-owned indirect subsidiary of Prudential, and KXB Corp. John G. Thompson, Peter F. Spano, and Michael A. Williams are the sole shareholders of JZT Corp., PXS Corp. and MXW Corp., respectively. Kenneth B. Brown is the sole shareholder of KXB Corp. The address of each of the general partners is 2400 East Commercial Blvd., Suite 810, Fort Lauderdale, Florida 33308. Mercator serves as adviser to various institutional investors and mutual funds.

DISTRIBUTOR

     PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC (THE DISTRIBUTOR), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS A LIMITED LIABILITY COMPANY ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF THE FUND. IT IS A WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL. Prudential Securities Incorporated, One Seaport Plaza, New York, New York 10292, previously served as the exclusive distributor of Fund shares and will serve as a co-distributor of the Fund for shares sold through its financial advisors until approximately July 1, 1998. Thereafter, Prudential Investment Management Services LLC will serve as the exclusive distributor of Fund shares. Prudential Securities Incorporated is an indirect, wholly-owned subsidiary of Prudential.

     UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED ON BEHALF OF EACH SERIES UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), PRUDENTIAL SECURITIES (ALSO, THE DISTRIBUTOR) INCURS THE EXPENSES OF DISTRIBUTING THE FUND'S CLASS A, CLASS B AND CLASS C SHARES. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which is reimbursed or paid for by the Fund. These expenses include commissions and account servicing fees paid to, or on account of, Dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of the Fund's shares, including lease, utility, communications and sales promotion expenses.

     Under the Plans, each Series is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, a Series will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

     The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis Dealers in consideration for the distribution, marketing, administrative and other services and activities provided by Dealers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

     UNDER THE CLASS A PLAN, EACH SERIES MAY PAY THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of up to .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares.

     UNDER THE CLASS B PLANS, GLOBAL SERIES PAYS THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B SHARES AT AN ANNUAL RATE OF .75 OF 1% OF AVERAGE DAILY NET ASSETS OF THE CLASS B SHARES UP TO THE LEVEL OF THE AVERAGE DAILY NET ASSETS OF THE GLOBAL SERIES AS OF FEBRUARY 26, 1986, PLUS 1% OF AVERAGE DAILY NET ASSETS OF THE CLASS B SHARES IN EXCESS OF SUCH LEVEL, AND INTERNATIONAL STOCK SERIES PAYS PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B SHARES AT AN ANNUAL RATE OF 1% OF AVERAGE DAILY NET ASSETS OF THE CLASS B SHARES. UNDER THE CLASS C PLAN, EACH SERIES PAYS PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO THE CLASS C SHARES AT AN ANNUAL RATE OF 1% OF AVERAGE DAILY NET ASSETS OF CLASS C SHARES. The Global Series Class B Plan provides for the payment to the Distributor of (i) an asset-based sales charge of .50 of 1% of the average daily net assets of the Class B shares of such Series up to the level of the average daily net assets of such Series on February 26, 1986, plus
 .75 of 1% of the average daily net assets of the Class B shares of such Series in excess of such level and (ii) a service fee of .25 of 1% of the average daily net assets of the Class B shares of such Series. International Stock Series' Class B Plan and each Series' Class C Plans provide for the payment to the Distributor of (i) an asset-based sales charge of .75 of 1% of the average daily net assets of the Class B and Class C shares, respectively, and (ii) a service fee of .25 of 1% of the average daily net assets of the Class B and Class C shares, respectively. The service fee is used to pay for personal service and/or the maintenance of shareholders' accounts. Prudential Securities also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."

     For the fiscal year ended October 31, 1997, Global Series paid distribution expenses of .25%, .93% and 1.00% and the International Stock Series paid distribution expenses of .25%, 1.00% and 1.00% of the average net assets of the Series' Class A, Class B and Class C shares, respectively. Each Series records all payments made under the Plans as expenses in the calculation of net investment income.

     Distribution expenses attributable to the sale of Class A, Class B or Class C shares of a Series will be allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of such Series other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

     Each Plan provides that it shall continue in effect from year to year provided that a majority of the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Directors), vote annually to continue the Plan. Each Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Directors or of a majority of the outstanding shares of the applicable class of the Series to which the Plan relates. A Series will not be obligated to pay distribution and service fees incurred under any Plan if it is terminated or not continued.

     In addition to distribution and service fees paid by each Series under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to Dealers and other persons which distribute shares of the Fund (including Class Z shares). Such payment may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

     The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. governing maximum sales charges.

     For more detailed information concerning the foregoing matters, see "Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling (800) 225-1852.

FEE WAIVERS AND SUBSIDIES

     PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of a Series. Fee waivers and expense subsidies will increase a Series' total return.

PORTFOLIO TRANSACTIONS

     Affiliates of the Distributor may act as brokers or futures commission merchants for the Series provided that the commissions, fees or other remuneration they receive are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

     Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and in those capacities maintains certain books and records for each Series. PMFS is a wholly-owned subsidiary of PIFM. Its mailing address is P.O. Box 15035, New Brunswick, New Jersey 08906-5005.

YEAR 2000

     The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of their outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of their outside service providers, will be adapted in time for that event.

                         HOW THE FUND VALUES ITS SHARES

     EACH SERIES' NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. THE BOARD OF DIRECTORS OF THE FUND HAS FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF EACH SERIES' NET ASSET VALUE TO BE AS OF 4:15 P.M., NEW YORK TIME.

     Portfolio securities are valued based on market quotations or, if not readily available or if such quotations are deemed not representative of fair value, at fair value as determined in good faith under procedures established by the Funds' Board of Directors. See "Net Asset Value" in the Statement of Additional Information.

     Each Series will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by it or days on which changes in the value of its portfolio securities do not materially affect the NAV.

     Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares of a Series will generally be higher than the NAV of the other three classes of such Series because Class Z shares are not subject to any distribution and/or service fees. It is expected, however, that the NAV of each class of a Series will tend to converge immediately after the recording of dividends of such Series, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes of such Series.

                       HOW THE FUND CALCULATES PERFORMANCE

     FROM TIME TO TIME A SERIES MAY ADVERTISE AVERAGE ANNUAL TOTAL RETURN, AGGREGATE TOTAL RETURN AND YIELD IN ADVERTISEMENTS OR SALES LITERATURE. TOTAL RETURN AND YIELD ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES. These figures are based on historical earnings and are not intended to indicate future performance. The total return shows how much an investment in a Series would have increased (decreased) over a specified period of time (i.e., one, five or ten years or since inception of such Series) assuming that all distributions and dividends by such Series were reinvested on the reinvestment dates during the period and less all recurring fees. The aggregate total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. Average annual total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither average annual total return nor aggregate total return takes into account any federal or state income taxes which may be payable upon redemption. The yield refers to the income generated by an investment in a Series over a one-month or 30-day period. This income is then "annualized"; that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. A Series may also include comparative performance information in advertising or marketing such Series' shares. Each Series may also from time to time advertise its 30-day yield. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals, and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information is contained in each Series' annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF A SERIES

     EACH SERIES HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, EACH SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

     Each Series may, from time to time, invest in passive foreign investment companies (PFICs). In general, PFICs are foreign corporations that own mostly passive assets or that derive 75% or more of their income from passive sources. A Series' investment in PFICs may subject such Series to federal income taxes and a charge in the nature of interest with respect to certain gains and income realized by such Series. For taxable years beginning after December 31, 1997, a Series would be able to avoid such taxes and interest by electing to "mark to market" its investments in PFICs, i.e., treat them as sold for fair market value at the end of the year. See "Taxes, Dividends and Distributions" in the Statement of Additional Information."

     Under the Internal Revenue Code, special rules apply to the treatment of certain options, futures and forward contracts (Section 1256 contracts). At the end of each year, such investments held by each Series will be required to be "marked to market" for federal income tax purposes, i.e., treated as having been sold at market value. Sixty percent of any capital gain or loss recognized on these "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Taxes" in the Statement of Additional Information.

TAXATION OF SHAREHOLDERS

     Any dividends out of net taxable investment income, together with distributions of net short-term capital gains (i.e., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net long-term capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders and properly designated by the Series will be taxable as such to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. Thus, subject to certain limitations, distributions of capital gains received by individual shareholders may be eligible for 20% or 28% capital gains rates of taxation.

     Dividends paid by a Series will be eligible for the dividends-received deduction for corporate shareholders to the extent that such Series' income is derived from certain dividends received from domestic corporations. Capital gains distributions are not eligible for the corporate dividends-received deduction.

     Any gain or loss realized upon a sale or redemption of shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held more than one year and otherwise as short-term capital gain or loss. The maximum long-term capital gains rate for individual shareholders for securities held between 12 and 18 months currently is 28% and for securities held more than 18 months is 20%. The maximum tax rate for individual shareholders for ordinary income is 39.6%. The maximum long-term capital gains rate for corporate shareholders currently is 35%. Any capital loss with respect to shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder with respect to such shares.

     Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

     A shareholder who acquires shares of a Series and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to take into account certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of such Series.

     Distributions by a Series to a shareholder that is a qualified retirement plan would generally not be taxable to participants in the plan. Distributions from a qualified retirement plan (or non-qualified arrangement) to a participant or beneficiary are subject to special rules. These rules vary greatly with individual situations, and potential investors are therefore urged to consult with their own tax advisers.

     The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of any class of the Fund's shares for any other class of its shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

WITHHOLDING TAXES

     Under U.S. Treasury Regulations, each Series is required to withhold and remit to the U.S. Treasury 31% of dividend, capital gain income and redemption proceeds, on the accounts of certain shareholders who fail to furnish their correct tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Dividends of net investment income and net short-term capital gains to a foreign shareholder will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).

     Investment income received by a Series from sources within foreign countries may be subject to foreign income taxes withheld at source. If a Series should have more than 50% of the value of its assets invested in securities of foreign corporations at the close of its taxable year, which is each Series' present intention, such Series may elect to permit its shareholders to take, either as a credit or as a deduction, their proportionate share of the foreign income taxes paid, subject to generally applicable limitations. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

     Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS

     EACH SERIES EXPECTS TO DISTRIBUTE ANNUALLY TO ITS SHAREHOLDERS ALL OF ITS NET INVESTMENT INCOME AND ANY NET CAPITAL GAINS. Dividends paid by a Series with respect to each class of its shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class (other than Class Z) will bear its own distribution charges, generally resulting in lower dividends for Class B and Class C shares. Distribution of net capital gains, if any, will be paid in the same amount per share for each class of shares. See "How the Fund Values its Shares."

     DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE RELEVANT SERIES BASED ON THE NAV OF EACH CLASS OF SUCH SERIES ON THE RECORD DATE, OR SUCH OTHER DATE AS THE BOARD OF DIRECTORS MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDEND AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services LLC, Attention: Account Maintenance, P.O. Box 15035, New Brunswick, New Jersey 08906-5015. The Fund will notify each shareholder after the close of the Fund's taxable year both of the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.

     WHEN A SERIES GOES "EX-DIVIDEND," THE NAV OF EACH CLASS OF SUCH SERIES IS REDUCED BY THE AMOUNT OF THE DIVIDEND OR DISTRIBUTION ALLOCABLE TO EACH CLASS. IF YOU BUY SHARES JUST PRIOR TO THE EX-DIVIDEND DATE (WHICH GENERALLY OCCURS TWO BUSINESS DAYS PRIOR TO THE RECORD DATE), THE PRICE YOU PAY WILL INCLUDE THE DIVIDEND OR DISTRIBUTION AND A PORTION OF YOUR INVESTMENT WILL BE RETURNED TO YOU AS A TAXABLE DISTRIBUTION. YOU SHOULD, THEREFORE, CONSIDER THE TIMING OF DIVIDENDS AND DISTRIBUTIONS WHEN MAKING YOUR PURCHASES.

     If you buy shares on or immediately prior to the record date (the date that determines who receives the dividend), you will receive a portion of the money you invested as a taxable dividend. Therefore, you should consider the timing of dividends when buying shares of the Fund.

                               GENERAL INFORMATION

DESCRIPTION OF COMMON STOCK

     PRUDENTIAL WORLD FUND, INC. (THE FUND) WAS INCORPORATED IN MARYLAND ON FEBRUARY 28, 1984. THE FUND IS AUTHORIZED TO ISSUE 1 BILLION SHARES OF COMMON STOCK, $.01 PAR VALUE PER SHARE, WHICH ARE CURRENTLY DIVIDED INTO TWO PORTFOLIOS OR SERIES, THE GLOBAL SERIES AND THE INTERNATIONAL STOCK SERIES, EACH OF WHICH CONSISTS OF 500 MILLION AUTHORIZED SHARES. THE SHARES OF EACH SERIES ARE DIVIDED INTO FOUR CLASSES, DESIGNATED CLASS A, CLASS B, CLASS C AND CLASS Z COMMON STOCK, EACH CONSISTING OF 125 MILLION AUTHORIZED SHARES. Each class of common stock of each Series represents an interest in the same assets of the Series to which such shares relate and is identical in all respects except that (i) each class (with the exception of Class Z shares) is subject to different sales charges and distribution and/or service fees, which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangements and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "How the Fund is Managed--Distributor." In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board of Directors may determine.

     The Board of Directors may increase or decrease the number of authorized shares without the approval of shareholders. Shares of each Series, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of a Series under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of common stock of a Series is equal as to earnings, assets and voting privileges, except as noted above, and each class (with the exception of Class Z shares which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of a Series is entitled to its portion of all of such Series' assets after all debt and expenses of such Series have been paid. Since Class B and Class C shares of a Series generally bear higher distribution expenses than Class A shares of such Series, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders of such Series and to Class Z shareholders of such Series whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Directors.

     THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF DIRECTORS IS REQUIRED TO BE ACTED ON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE DIRECTORS OR TO TRANSACT ANY OTHER BUSINESS.

ADDITIONAL INFORMATION

     This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the office of the Commission in Washington, D.C.

                                SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND

     YOU MAY PURCHASE SHARES OF EITHER SERIES THROUGH THE DISTRIBUTOR, DEALERS, OR DIRECTLY FROM THE FUND THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15035, NEW BRUNSWICK, NEW JERSEY 08906-5020. The purchase price per share is the NAV next determined following receipt of an order in proper form by the Distributor, your Dealer or the Transfer Agent, plus a sales charge which, at your option, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at NAV without any sales charge. Dealers may charge their customers a separate fee for handling purchase transactions. Payment may be made by cash, wire, check or through your brokerage account. See "Alternative Purchase Plan" below. See also "How the Fund Values its Shares."

     In order to receive that day's NAV, your order must be received before the Fund's NAV is computed (currently 4:15 P.M., New York time). If you purchase shares through your Dealer, the Dealer must receive your order before the Fund's NAV is computed that day and must transmit the order to the Distributor that same day for you to receive that day's NAV.

     The minimum initial investment is $1,000 per class for Class A and Class B shares and $5,000 for Class C shares, except that the minimum initial investment for Class C shares may be waived from time to time. There is no minimum initial investment requirement for investors who qualify to purchase Class Z shares. The minimum subsequent investment is $100 for all classes, except for Class Z shares for which there is no such minimum. All minimum investment requirements are waived for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.

     Each Series reserves the right to reject any purchase order (including an exchange into a Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

     If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares in street name with their Dealer will not receive stock certificates.

     Your Dealer is responsible for forwarding payment promptly to a Series. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the placement of the order.

     Transactions in Series' shares may be subject to postage and handling charges imposed by your Dealer. Any such charge is retained by the Dealer and is not remitted to the Fund.

     PURCHASE BY WIRE. For an initial purchase of shares of a Series by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential World Fund, Inc. (Global Series or International Stock Series, as the case may be), specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares).

     If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Series as of that day. See "Net Asset Value" in the Statement of Additional Information.

     In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential World Fund, Inc., (Global Series or International Stock Series) Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN

     EACH SERIES OFFERS FOUR CLASSES OF SHARES (CLASS A, CLASS B, CLASS C AND CLASS Z SHARES) WHICH ALLOW YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).


                                                                  ANNUAL 12B-1 FEES
                                                              (AS A % OF AVERAGE DAILY
                      SALES CHARGE                                   NET ASSETS)                       OTHER INFORMATION
           -------------------------------------              ------------------------       --------------------------------------

CLASS A    Maximum initial sales charge of 5% of              .30 of 1% (Currently           Initial sales charge waived or reduced
           the public offering price                           being charged at a rate       for certain purchases
                                                               of .25 of 1%)

CLASS B    Maximum contingent deferred sales                           1%                    Shares convert to Class A shares
           charge or CDSC of 5% of the lesser of                                             approximately seven years after
           the amount invested or the redemption                                             purchase
           proceeds; declines to zero after six
           years

CLASS C    Maximum CDSC of 1% of the lesser                            1%                    Shares do not convert to another class
           of the amount invested or the
           redemption proceeds on redemptions
           made within one year of purchase

CLASS Z    None                                                       None                   Sold to a limited group of investors

     Each class of shares of a Series represents an interest in the same portfolio of investments of such Series and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charge or distribution and/or service fee), which may affect performance,
(ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangements and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interest of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee (if any) of each class. Class B and Class C shares bear the expense of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A and Class Z shares.

     Financial advisers and other sales agents who sell shares of a Series will receive different compensation for selling Class A, Class B, Class C and Class Z shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C or Class Z shares.

     IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS, (1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

     The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Series:

     If you intend to hold your investment in a Series for less than 7 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

     If you intend to hold your investment for 7 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

     If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

     If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B and Class C shares for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fee on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in net asset value, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

     ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES UNLESS THE PURCHASER IS ELIGIBLE TO PURCHASE CLASS Z SHARES. SEE "REDUCTION AND WAIVER OF INITIAL SALES CHARGES" AND "CLASS Z SHARES" BELOW.

CLASS A SHARES

     The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                         SALES CHARGE AS     SALES CHARGE AS   DEALER CONCESSION
                         PERCENTAGE OF      PERCENTAGE OF NET  AS PERCENTAGE OF
AMOUNT OF PURCHASE       OFFERING PRICE      AMOUNT INVESTED    OFFERING PRICE
------------------       --------------      ---------------    --------------

$0 to $24,999                 5.00%              5.26%               4.75%
$25,000 to $49,999            4.50               4.71                4.25
$50,000 to $99,999            4.00               4.17                3.75
$100,000 to $249,999          3.25               3.36                3.00
$250,000 to $499,999          2.50               2.56                2.40
$500,000 to $999,999          2.00               2.04                1.90
$1,000,000 and above          None               None                None

     The Distributor may reallow the entire sales charge to Dealers. Dealers may be deemed to be underwriters, as that term is defined in the Securities Act. The Distributor reserves the right, without prior notice to any Dealer, to suspend or eliminate Dealer concessions or commissions.

     In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates will pay Dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the net asset value of shares sold by such persons.

     REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Series and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Series Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

     Benefit Plans. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code (collectively, Benefit Plans), provided that the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 250 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent and for which the Transfer Agent does individual account recordkeeping (Direct Account Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.

     Special Rules Applicable to Retirement Plans. After a Benefit Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.

     Other Waivers. In addition, Class A shares may be purchased at NAV, through the Transfer Agent, by the following persons: (a) officers and current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund),
(b) employees of the Distributor and PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at the Transfer Agent, (c) employees of subadvisers of the Prudential Mutual Funds provided that purchases at NAV are permitted by such person's employer, (d) Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (e) registered representatives and employees of Dealers, provided that purchases at NAV are permitted by such person's employer, (f) investors in Individual Retirement Accounts, provided the purchase is made with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Investments serves as the recordkeeper or administrator, (g) investors previously eligible to purchase Class A shares at NAV because of their participation in programs sponsored by an affiliate of the Distributor for certain retirement plan or deferred compensation plan participants, and (h) orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (e.g., mutual fund "wrap" or asset allocation programs), and (i) orders placed by clients of such broker-dealers, investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner on the books and records of the broker-dealer, investment adviser or financial planner (e.g., mutual fund "supermarket" programs).

     For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale, either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the Dealer facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Series Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

CLASS B AND CLASS C SHARES

     The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, a Dealer, or the Distributor. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges" below. The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to Dealers, financial advisers and other persons who sell Class B shares at the time of sale from its own resources. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its payment of sales commissions from the combination of the CDSC and the distribution fee. See "Distributor" in the Statement of Additional Information. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, Dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 1% of the purchase price at the time of the sale.

CLASS Z SHARES

     Class Z shares are currently available for purchase by: (i) pension, profit sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation plans and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code, and non-qualified plans for which the relevant Series is an available option (collectively, Benefit Plans), provided such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets; (ii) participants in any fee-based program or trust program sponsored by any affiliate of the

Distributor which includes mutual funds as investment options and for which the relevant Series is an available option; (iii) certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by an affiliate of the Distributor for whom Class Z shares of the Prudential Mutual Funds are an available investment option; (iv) Benefit Plans for which an affiliate of the Distributor serves as record keeper and as of September 20, 1996, (a) were Class Z shareholders of the Prudential Mutual Funds, or (b) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds; (v) current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund); and (vi) employees of an affiliate of the Distributor who participate in an employer-sponsored employee savings plan. After a Benefit Plan qualifies to purchase Class Z shares, all subsequent purchases will be for Class Z shares.

     In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay Dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the net asset value of shares sold by such persons.

HOW TO SELL YOUR SHARES

     YOU CAN REDEEM SHARES OF A SERIES AT ANY TIME FOR CASH AT THE NAV PER SHARE NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER. See "How the Fund Values Its Shares." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge, as described below. See "Contingent Deferred Sales Charges" below. If you are redeeming your shares through a Dealer, your Dealer must receive your sell order before the Fund computes its NAV for that day (i.e., 4:15 P.M., New York time) in order to receive that day's NAV. Your Dealer will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

     IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15035, New Brunswick, New Jersey 08906-5010, the Distributor or to your Dealer.

     If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution.

     PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by a Series of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Series fairly to determine the value of its net assets, or (d) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

     PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE RELEVANT SERIES OR THE TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, WHICH MAY TAKE UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE FUND OR THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR CASHIER'S CHECK.

     REDEMPTION IN KIND. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of a Series to make payment wholly or partly in cash, each Series may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of each Series, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How Each Series Values Its Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. Each Series, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which each Series is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the relevant Series during any 90-day period for any one shareholder.

     INVOLUNTARY REDEMPTION. In order to reduce expenses of a Series, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a NAV of less than $500 due to a redemption. A Series will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

     90-DAY REPURCHASE PRIVILEGE. If you redeem your shares of a Series and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the same Series at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any contingent deferred sales charge or CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Series' Transfer Agent, either directly or through your Dealer or the Distributor, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes. For more information on the rule which disallows a loss on the sale or exchange of shares of the Portfolio which are replaced, see "Taxes, Dividends and Distributions" in the Statement of Additional Information.

CONTINGENT DEFERRED SALES CHARGES

     Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" above and "Waiver of the Contingent Deferred Sales Charges--Class B Shares" below.

     The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of your shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares" below.

     The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                       CONTINGENT DEFERRED SALES
                                                       CHARGE AS A PERCENTAGE OF
     YEAR SINCE PURCHASE                                  DOLLARS INVESTED OR
     PAYMENT MADE                                         REDEMPTION PROCEEDS
     ------------                                         -------------------

     First ..........................................            5.0%
     Second .........................................            4.0%
     Third ..........................................            3.0%
     Fourth .........................................            2.0%
     Fifth ..........................................            1.0%
     Sixth ..........................................            1.0%
     Seventh ........................................            None

     In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value above the total amount of payments for the purchase of a Series' shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

     For example, assume you purchased 100 Class B shares of a Series at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares of such Series through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

     For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

     WAIVER OF THE CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), or a trust, at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

     The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions include: (i) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement;
(ii) in the case of an IRA or Section 403(b) custodial account, a lump-sum or other distribution after attaining age 59 1/2; and (iii) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (i.e., following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above.

     Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.

     Systematic Withdrawal Plan. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% amount is reached.

     In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.

     You must notify the Transfer Agent either directly or through your Dealer, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Series Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

CONVERSION FEATURE--CLASS B SHARES

     Class B shares of a Series will automatically convert to Class A shares of such Series on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

     Since each Series tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

     For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (i.e., $1,000 divided by $2,100 (47.62%) multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

     Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."

     For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

     The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If the conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES

     AS A SHAREHOLDER OF A SERIES YOU HAVE AN EXCHANGE PRIVILEGE WITH CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS, INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENT OF SUCH FUNDS. CLASS A, CLASS B, CLASS C AND CLASS Z SHARES MAY BE EXCHANGED FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES, RESPECTIVELY, OF ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. For purposes of calculating the seven-year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.

     IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE THE TELEPHONE EXCHANGE PRIVILEGE ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Series at 1 (800) 225-1852 to execute a telephone exchange of shares on weekdays, except holidays, between the hours of 8:00 a.m. and 6:00 p.m., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NONE OF THE FUND, A SERIES OR THEIR AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. (The Fund, a Series or its agents could be subject to liability if they fail to employ reasonable procedures.) All exchanges will be made on the basis of the relative NAV of the funds next determined after the request is received in good order.

     IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

     You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15035, New Brunswick, New Jersey 08906-5010.

     IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND SHAREHOLDERS SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC, AT THE ADDRESS NOTED ABOVE.

     SPECIAL EXCHANGE PRIVILEGE. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan -- Class A Shares -- Reduction and Waiver of Initial Sales Charges" above) and to shareholders who qualify to purchase Class Z shares (see "Alternative Purchase Plan--Class Z Shares" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in the account of a shareholder who qualifies to purchase Class A shares at NAV will be automatically exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through their Dealer that they are eligible for this special exchange privilege.

     Participants in any fee-based program for which the relevant Series is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at NAV.

     Each Series reserves the right to reject any exchange order including exchanges (and market timing transactions) which are of a size and/or frequency engaged in by one or more accounts acting in concert or otherwise, that have or may have an adverse effect on the ability of a Subadviser to manage the relevant portfolio. The determination that such exchanges or activity may have an adverse effect and the determination to reject any exchange order shall be in the discretion of the Manager and the relevant Subadviser.

     The Exchange Privilege is not a right and may be suspended, modified or terminated on 60 days' written notice to shareholders.

     FREQUENT TRADING. Each Series and the other Prudential Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market timing investment strategies and excessive trading can have on efficient portfolio management, each Prudential Mutual Fund and each Series reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts, if, in the Manager's sole judgment, such person, group or accounts were following a market timing strategy or were otherwise engaging in excessive trading (Market Timers).

     To implement this authority to protect each Series and its shareholders from excessive trading, the Series will reject all exchanges and purchases from a Market Timer unless the Market Timer has entered into a written agreement with the Series or its affiliates pursuant to which the Market Timer has agreed to abide by certain procedures, which include a daily dollar limit on trading. The Series may notify the Market Timer of rejection of an exchange or purchase order subsequent to the day on which the order was placed.

SHAREHOLDER SERVICES

     In addition to the exchange privilege, as a shareholder in a Series, you can take advantage of the following additional services and privileges:

     AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested.

     AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of a Series' shares in amounts as little as $50 via an automatic debit to a bank account. For additional information about this service, you may contact the Transfer Agent directly.

     TAX DEFERRED RETIREMENT PLANS. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under Section 403(b)(7) of the Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

     SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges" above. See also "Shareholder Investment Account--Systematic Withdrawal Plan" in the Statement of Additional Information.

     REPORTS TO SHAREHOLDERS. Global Series or International Stock Series, as the case may be, will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses each Series will provide one annual report and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Series at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data is available upon request from the Series.

     SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone at 1-800-225-1852 or, from outside the U.S.A., at 1-732-417-7555
(collect).

     For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                            MERCATOR ASSET MANAGEMENT
                       INTERNATIONAL COMPOSITE PERFORMANCE

                            ANNUALIZED TOTAL RETURNS
                 (AFTER INVESTMENT ADVISORY FEES) AS OF 9/30/97



                      [GRAPHICAL REPRESENTATION GOES HERE]



Source: Mercator Asset Management, L.P., Subadviser to the International Stock Series.

THE COMPOSITE PERFORMANCE RESULTS PRESENTED ABOVE ARE THOSE OF MERCATOR ASSET MANAGEMENT (MERCATOR), NOT OF EITHER SERIES, AND SHOULD NOT BE INTERPRETED AS INDICATIVE OF THE FUTURE PERFORMANCE OF EITHER SERIES. As of September 1997, the Mercator Portfolio was comprised of 16 clients (including 2 mutual funds, one of which is International Stock Series) having aggregate net assets of approximately $2.9 billion. Mercator's clients' investment objectives, policies and strategies are substantially similar to those of the International Stock Series, although, unlike the International Stock Series, many of such clients are not subject to certain investment Limitations, diversification requirements and other restrictions imposed by law upon mutual funds, which, if applicable to all Mercator clients, may have adversely affected composite performance.

Composite performance results reflect reinvestment of dividends and other earnings and are stated after taking into account investment advisory fees and, in the case of the two mutual funds only, other fund expenses. Performance results of the non-mutual fund clients included in the composite do not reflect the deduction of operating expenses of mutual funds, such as distribution (Rule 12b-1) fees, or any applicable sales charges. Performance shown represents the time-weighted rate of return for all clients participating in the Mercator Portfolio for at least one full calendar quarter and conforms to the standards set by the Association for Investment Management and Research.

The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged, weighted market capitalization index that reflects stock market performance in Europe, Australasia and the Far East. The index includes reinvestment of dividends, net of withholding taxes. Investors can not buy or invest directly in market indices or averages. Foreign investing involves special risks including currency fluctuations and political, social and economic change.

                            MERCATOR ASSET MANAGEMENT
                       INTERNATIONAL COMPOSITE PERFORMANCE

                                  TOTAL RETURNS
                        (AFTER INVESTMENT ADVISORY FEES)

      YEAR                         MERCATOR                      MSCI EAFE INDEX

      1986                           53.3%                           69.9%
      1987                            6.7                            24.9
      1988                           34.9                            28.6
      1989                           22.6                            10.8
      1990                          -12.9                           -23.2
      1991                           13.8                            12.5
      1992                           -6.8                           -11.9
      1993                           42.4                            32.9
      1994                            3.9                             8.1
      1995                           10.4                            11.6
      1996                           18.3                             6.4
      1997 YTD (9/30/97)             18.6                            10.7

Source: Mercator Asset Management, L.P., Subadviser to the International Stock Series.

THE COMPOSITE PERFORMANCE RESULTS PRESENTED ABOVE ARE THOSE OF MERCATOR ASSET MANAGEMENT (MERCATOR), NOT OF EITHER SERIES, AND SHOULD NOT BE INTERPRETED AS INDICATIVE OF THE FUTURE PERFORMANCE OF EITHER SERIES. As of September 1997, the Mercator Portfolio was comprised of 16 clients (including 2 mutual funds, one of which is International Stock Series) having aggregate net assets of approximately $2.9 billion. Mercator's clients' investment objectives, policies and strategies are substantially similar to those of the International Stock Series, although, unlike the International Stock Series, many of such clients are not subject to certain investment Limitations, diversification requirements and other restrictions imposed by law upon mutual funds, which, if applicable to all Mercator clients, may have adversely affected composite performance.

Composite performance results reflect reinvestment of dividends and other earnings and are stated after taking into account investment advisory fees and, in the case of the two mutual funds only, other fund expenses. Performance results of the non-mutual fund clients included in the composite do not reflect the deduction of operating expenses of mutual funds, such as distribution (Rule 12b-1) fees, or any applicable sales charges. Performance shown represents the time-weighted rate of return for all clients participating in the Mercator Portfolio for at least one full calendar quarter and conforms to the standards set by the Association for Investment Management and Research.

The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged, weighted market capitalization index that reflects stock market performance in Europe, Australasia and the Far East. The index includes reinvestment of dividends, net of withholding taxes. Investors can not buy or invest directly in market indices or averages. Foreign investing involves special risks including currency fluctuations and political, social and economic change.

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

================================================================================

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

SERIES HIGHLIGHTS .........................................................    2
  What are each Series' Risk Factors and Special
    Characteristics? ......................................................    2
FUND EXPENSES .............................................................    5
FINANCIAL HIGHLIGHTS ......................................................    7
HOW THE FUND INVESTS ......................................................   15
  Investment Objectives and Policies ......................................   15
  Hedging and Return Enhancement Strategies ...............................   18
  Other Investment Practices ..............................................   22
  Risks and Special Considerations ........................................   24
  Investment Restrictions .................................................   25
HOW THE FUND IS MANAGED ...................................................   25
  Manager .................................................................   25
  Subadvisers .............................................................   25
  Distributor .............................................................   27
  Fee Waivers and Subsidy .................................................   28
  Portfolio Transactions ..................................................   28
  Custodian and Transfer and Dividend Disbursing
    Agent .................................................................   28
YEAR 2000 .................................................................   28
HOW THE FUND VALUES ITS SHARES ............................................   29
HOW THE FUND CALCULATES
  PERFORMANCE .............................................................   29
TAXES, DIVIDENDS AND DISTRIBUTIONS ........................................   30
GENERAL INFORMATION .......................................................   32
  Description of Common Stock .............................................   32
  Additional Information ..................................................   32
SHAREHOLDER GUIDE .........................................................   33
  How to Buy Shares of the Fund ...........................................   33
  Alternative Purchase Plan ...............................................   34
  How to Sell Your Shares .................................................   37
  Conversion Feature--Class B Shares ......................................   40
  How to Exchange Your Shares .............................................   41
  Shareholder Services ....................................................   42
INFORMATION ABOUT MERCATOR
  ASSET MANAGEMENT ........................................................  A-1
MF115P

--------------------------------------------------------------------------------

                                   CUSIP NOS.:
                                   -----------

                                           GLOBAL SERIES   INT'L STOCK SERIES

       CLASS A ............................   743969107        743969503
       CLASS B ............................   743969206        743969602
       CLASS C ............................   743969305        743969701
       CLASS Z ............................   743969404        743969800

--------------------------------------------------------------------------------


                                   PRUDENTIAL
                                WORLD FUND, INC.
                                   PROSPECTUS



                                      [ART]



                                JANUARY 7, 1998

                             [REVISED JUNE 1, 1998]

                                 GLOBAL SERIES

                           INTERNATIONAL STOCK SERIES




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          INVESTMENTS